Exhibit 99.1

HOME BANCSHARES, INC. 401(k) PLAN

CROSS-TESTED/AGE-WEIGHTED 401(k) PROFIT SHARING PLAN
     The undersigned, Home BancShares, Inc. (“Employer”), by executing this Adoption Agreement, elects to establish a retirement plan and trust (“Plan”) under the Volume Submitter Cross-Tested Defined Contribution Plan and Trust . The Employer, subject to the Employer’s Adoption Agreement elections, adopts fully the Prototype Plan and Trust provisions. This Adoption Agreement, the basic plan document and any attached appendices or addenda, constitute the Employer’s entire plan and trust document. All section references within this Adoption Agreement are Adoption Agreement section references unless the Adoption Agreement or the context indicate otherwise. All article references are basic plan document and Adoption Agreement references as applicable. Numbers in parenthesis which follow headings are references to basic plan document sections. This Plan is established under the IRS volume submitter program. References in the basic plan document to the prototype plan are not applicable to this Plan or mean volume submitter plan as the context requires. References to the prototype sponsor or to the mass submitter mean the volume submitter practitioner. For all purposes under the basic plan document, the Plan Administrator shall treat this Adoption Agreement as a nonstandardized adoption agreement. The Employer makes the following elections granted under the corresponding provisions of the basic plan document.
ARTICLE I
DEFINITIONS
1. PLAN (1.21). The name of the Plan as adopted by the Employer is         Home Bancshares, Inc. 401(k) Plan      .
2. TRUSTEE (1.33). The Trustee executing this Adoption Agreement is: (Choose one of (a), (b) or (c))
☐	(a) A discretionary Trustee. See Plan Section 10.03[A].

☑	(b) A nondiscretionary Trustee. See Plan Section 10.03[B].

☐	(c) A Trustee under a separate trust agreement. See Plan Section 10.03[G].
3. EMPLOYEE (1.11). The following Employees are not eligible to participate in the Plan: (Choose (a) or one or more of (b) through (f) as applicable)
☑	(a) No exclusions.

☐	(b) Collective bargaining Employees.

☐	(c) Nonresident aliens.

☐	(d) Leased Employees.

☐	(e) Reclassified Employees.

☐	(f) Exclusions by types of contributions. The following classification(s) of Employees are not eligible for the specified contributions:

Employee classification:
Contribution type:
4. COMPENSATION (1.07). The Employer makes the following election(s) regarding the definition of Compensation for purposes of the contribution allocation formula under Article III: (Choose one of (a), (b) or (c))
☑	(a) W-2 wages increased by Elective Contributions.

☐	(b) Code §3401(a) federal income tax withholding wages increased by Elective Contributions.

☐	(c) 415 compensation.
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[Note: Each of the Compensation definitions in (a), (b) and (c) includes Elective Contributions. See Plan Section 1.07(D). To exclude Elective Contributions, the Employer must elect (g).]
Compensation taken into account. For the Plan Year in which an Employee first becomes a Participant, the Plan Administrator will determine the allocation of Employer contributions (excluding deferral contributions) by taking into account: (Choose one of (d) or (e))
☐	(d) Plan Year. The Employee’s Compensation for the entire Plan Year.

☑	(e) Compensation while a Participant. The Employee’s Compensation only for the portion of the Plan Year in which the Employee actually is a Participant.
Modifications to Compensation definition. The Employer elects to modify the Compensation definition elected in (a), (b) or (c) as follows. (Choose one or more of (f) through (k) as applicable)
☐	(f) Fringe benefits. The Plan excludes all reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits.

☐	(g) Elective Contributions. The Plan excludes a Participant’s Elective Contributions. See Plan Section 1.07(D).

☑	(h) Exclusion. The Plan excludes Compensation in excess of: “X” where X equals Compensation other than bonuses and all reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits, but this Exclusion described in Adoption Agreement Section 1.07(h) shall not apply to Plan contributions other than Employer discretionary nonelective contributions described in Adoption Agreement Section 3.01(c)(1) .

☐	(i) Bonuses. The Plan excludes bonuses.

☐	(j) Overtime. The Plan excludes overtime.

☐	(k) Commissions. The Plan excludes commissions.
5. PLAN YEAR/LIMITATION YEAR (1.24). Plan Year and Limitation Year mean the 12-consecutive month period (except for a short Plan Year) ending every: (Choose one of (a) or (b). Choose (c) if applicable)
☑	(a) December 31.

☐	(b) Other: .

☐	(c) Short Plan Year: commencing on: and ending on: .
6. EFFECTIVE DATE (1.10). The Employer’s adoption of the Plan is a: (Choose one of (a) or (b))
☐	(a) New Plan. The Effective Date of the Plan is: .

☑	(b) Restated Plan. The restated Effective Date is: July 1, 2005.

This Plan is an amendment and restatement of an existing retirement plan(s) originally established effective as of: July 1, 2005.
7. HOUR OF SERVICE/ELAPSED TIME METHOD (1.15). The crediting method for Hours of Service is: (Choose one or more of (a) through (d) as applicable)
☑	(a) Actual Method. See Plan Section 1.15(B).

☐	(b) Equivalency Method. The Equivalency Method is: . [Note: Insert “daily,” “weekly,” “semi-monthly payroll periods” or “monthly.”] See Plan Section 1.15(C).

☐	(c) Combination Method. In lieu of the Equivalency Method specified in (b), the Actual Method applies for purposes of: .
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☐	(d) Elapsed Time Method. In lieu of crediting Hours of Service, the Elapsed Time Method applies for purposes of crediting Service for: (Choose one or more of (1), (2) or (3) as applicable)
☐	(1) Eligibility under Article II.

☐	(2) Vesting under Article V.

☐	(3) Contribution allocations under Article III.
8. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service the Plan must credit by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan service with the following predecessor employer(s):               .
[Note: The Plan Administrator may not credit more than five years of service immediately preceding the Plan Year in which the service credit first becomes effective. If the Plan does not credit any additional predecessor service under this Section 1.30, insert “N/A” in the blank line. The Employer also may elect to credit predecessor service with specified Participating Employers only. See the Participation Agreement.] Service with the designated predecessor employer(s) applies: (Choose one or more of (a) through (d) as applicable)
☐	(a) Eligibility. For eligibility under Article II. See Plan Section 1.30 for time of Plan entry.

☐	(b) Vesting. For vesting under Article V.

☐	(c) Contribution allocation. For contribution allocations under Article III.

☐	(d) Exceptions. Except for the following Service: .
ARTICLE II
ELIGIBILITY REQUIREMENTS
9. ELIGIBILITY (2.01).
Eligibility conditions. To become a Participant in the Plan, an Employee must satisfy the following eligibility conditions: (Choose one or more of (a) through (e) as applicable) [Note: If the Employer does not elect (c), the Employer’s elections under (a) and (b) apply to all types of contributions. The Employer as to deferral contributions may not elect (b)(2) and may not elect more than 12 months in (b)(4) and (b)(5).]
☑	(a) Age. Attainment of age 21 (not to exceed age 21).

☐	(b) Service. Service requirement. (Choose one of (1) through (5))
☐	(1) One Year of Service.

☐	(2) Two Years of Service, without an intervening Break in Service. See Plan Section 2.03(A).

☐	(3) One Hour of Service (immediate completion of Service requirement). The Employee satisfies the Service requirement on his/her Employment Commencement Date.

☐	(4) months (not exceeding 24).

☐	(5) An Employee must complete Hours of Service within the time period following the Employee’s Employment Commencement Date. If an Employee does not complete the stated Hours of Service during the specified time period (if any), the Employee is subject to the One Year of Service requirement. [Note: The number of hours may not exceed 1,000 and the time period may not exceed 24 months. If the Plan does not require the Employee to satisfy the Hours of Service requirement within a specified time period, insert “N/A” in the second blank line.]
☐	(c) Alternative 401(k)/401(m) eligibility conditions. In lieu of the elections in (a) and (b), the Employer elects the following eligibility conditions for the following types of contributions: (Choose (1) or (2) or both if the Employer wishes to impose less restrictive eligibility conditions for deferral/Employee contributions or for matching contributions)

(1)	☐	Deferral/Employee contributions: (Choose one of a. through d. Choose e. if applicable)

a.	☐	One Year of Service
b.	☐	One Hour of Service (immediate completion of Service requirement)
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c.	☐	months (not exceeding 12)
d.	☐	An Employee must complete Hours of Service within the time period following an Employee’s Employment Commencement Date. If an Employee does not complete the stated Hours of Service during the specified time period (if any), the Employee is subject to the One Year of Service requirement. [Note: The number of hours may not exceed 1,000 and the time period may not exceed 12 months. If the Plan does not require the Employee to satisfy the Hours of Service requirement within a specified time period, insert “N/A” in the second blank line.]

e.	☐	Age (not exceeding age 21)

(2)	☐	Matching contributions: (Choose one of f. through i. Choose j. if applicable)

f.	☐	One Year of Service
g.	☐	One Hour of Service (immediate completion of Service requirement)
h.	☐	months (not exceeding 24)
i.	☐	An Employee must complete Hours of Service within the time period following an Employee’s Employment Commencement Date. If an Employee does not complete the stated Hours of Service during the specified time period (if any), the Employee is subject to the One Year of Service requirement. [Note: The number of hours may not exceed 1,000 and the time period may not exceed 24 months. If the Plan does not require the Employee to satisfy the Hours of Service requirement within a specified time period, insert “N/A” in the second blank line.]
j.	☐	Age (not exceeding age 21)
☐	(d) Service requirements: . [Note: Any Service requirement the Employer elects in (d) must be available under other Adoption Agreement elections or a combination thereof.]

☐	(e) Dual eligibility. The eligibility conditions of this Section 2.01 apply solely to an Employee employed by the Employer after . If the Employee was employed by the Employer by the specified date, the Employee will become a Participant on the latest of: (i) the Effective Date; (ii) the restated Effective Date; (iii) the Employee’s Employment Commencement Date; or (iv) on the date the Employee attains age (not exceeding age 21).
Plan Entry Date. “Plan Entry Date” means the Effective Date and: (Choose one of (f) through (j). Choose (k) if applicable) [Note: If the Employer does not elect (k), the elections under (f) through (j) apply to all types of contributions. The Employer must elect at least one Entry Date per Plan Year.]
☐	(f) Semi-annual Entry Dates. The first day of the Plan Year and the first day of the seventh month of the Plan Year.

☐	(g) The first day of the Plan Year.

☐	(h) Employment Commencement Date (immediate eligibility).

☐	(i) The first day of each: (e.g., “Plan Year quarter”).

☑	(j) The following Plan Entry Dates: Employment Commencement Date or the date the Employee attains age 21.

☐	(k) Alternative 401(k)/401(m) Plan Entry Date(s). For the alternative 401(k)/401(m) eligibility conditions under (c), Plan Entry Date means: (Choose (1) or (2) or both as applicable)

(1)	☐	Deferral/Employee contributions	(2)	☐	Matching contributions
		(Choose one of a. through d.)			(Choose one of e. through h.)

a.	☐	Semi-annual Entry Dates	e.	☐	Semi-annual Entry Dates
b.	☐	The first day of the Plan Year	f.	☐	The first day of the Plan Year
c.	☐	Employment Commencement Date	g.	☐	Employment Commencement Date
		(immediate eligibility)			(immediate eligibility)
d.	☐	The first day of each:	h.	☐	The first day of each:

Time of participation. An Employee will become a Participant, unless excluded under Section 1.11, on the Plan Entry Date (if employed on that date): (Choose one of (l), (m) or (n). Choose (o) if applicable): [Note: If the Employer does not elect (o), the election under (l), (m) or (n) applies to all types of contributions.]
☑	(l) Immediately following or coincident with

☐	(m) Immediately preceding or coincident with
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☐	(n) Nearest

☐	(o) Alternative 401(k)/401(m) election(s): (Choose (1) or (2) or both as applicable)

(1)	☐	Deferral contributions	(2)	☐	Matching contributions
(Choose one of b., c. or d.)

a.	☐	Immediately following or coincident with	b.	☐	Immediately following or coincident with
			c.	☐	Immediately preceding or coincident with
			d.	☐	Nearest
the date the Employee completes the eligibility conditions described in this Section 2.01. [Note: Unless otherwise excluded under Section 1.11, an Employee must become a Participant by the earlier of: (1) the first day of the Plan Year beginning after the date the Employee completes the age and service requirements of Code §410(a); or (2) 6 months after the date the Employee completes those requirements.]
10. YEAR OF SERVICE — ELIGIBILITY (2.02). (Choose (a) and (b) as applicable): [Note: If the Employer does not elect a Year of Service condition or elects the Elapsed Time Method, the Employer should not complete (a) or (b).]
☐	(a) Year of Service. An Employee must complete Hour(s) of Service during an eligibility computation period to receive credit for a Year of Service under Article II: [Note: The number may not exceed 1,000. If left blank, the requirement is 1,000.]

☑	(b) Eligibility computation period. After the initial eligibility computation period described in Plan Section 2.02, the Plan measures the eligibility computation period as: (Choose one of (1) or (2))
☑	(1) The Plan Year beginning with the Plan Year which includes the first anniversary of the Employee’s Employment Commencement Date.

☐	(2) The 12-consecutive month period beginning with each anniversary of the Employee’s Employment Commencement Date.
11. PARTICIPATION — BREAK IN SERVICE (2.03). The one year hold-out rule described in Plan Section 2.03(B): (Choose one of (a), (b) or (c))
☑	(a) Not applicable. Does not apply to the Plan.

☐	(b) Applicable. Applies to the Plan and to all Participants.

☐	(c) Limited application. Applies to the Plan, but only to a Participant who has incurred a Separation from Service.
12. ELECTION NOT TO PARTICIPATE (2.06). The Plan: (Choose one of (a) or (b))
☑	(a) Election not permitted. Does not permit an eligible Employee to elect not to participate.

☐	(b) Irrevocable election. Permits an Employee to elect not to participate if the Employee makes a one-time irrevocable election prior to the Employee’s Plan Entry Date.
ARTICLE III
EMPLOYER CONTRIBUTIONS, DEFERRAL CONTRIBUTIONS AND FORFEITURES
13. AMOUNT AND TYPE (3.01). The amount and type(s) of the Employer’s contribution to the Trust for a Plan Year or other specified period will equal: (Choose one or more of (a) through (e) as applicable)
☑	(a) Deferral contributions (401(k) arrangement). The dollar or percentage amount by which each Participant has elected to reduce his/her Compensation, as provided in the Participant’s salary reduction agreement and in accordance with Section 3.02.

☑	(b) Matching contributions (other than safe harbor matching contributions under Section 3.01(d)). The matching contributions made in accordance with Section 3.03.

☑	(c) Nonelective contributions (profit sharing). The following nonelective contribution (Choose (1) or (2) or both as applicable): [Note: The Employer may designate as a qualified nonelective contribution, all or any portion of its
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nonelective contribution. See Plan Section 3.04(F). The Employer may make qualified nonelective contributions to correct an ADP test failure only if the Plan Administrator is using current year testing.]
☑	(1) Discretionary. An amount the Employer in its sole discretion may determine.

☐	(2) Fixed. The following amount:
☐	(d) 401(k) safe harbor contributions. The following 401(k) safe harbor contributions described in Plan Section 14.02(D): (Choose one of (1), (2) or (3). Choose (4), if applicable)
☐	(1) Safe harbor nonelective contribution. The safe harbor nonelective contribution equals % of a Participant’s Compensation [Note: the amount in the blank must be at least 3%.].

☐	(2) Basic safe harbor matching contribution. A matching contribution equal to 100% of each Participant’s deferral contributions not exceeding 3% of the Participant’s Compensation, plus 50% of each Participant’s deferral contributions in excess of 3% but not in excess of 5% of the Participant’s Compensation. For this purpose, “Compensation” means Compensation for: . [Note: The Employer must complete the blank line with the applicable time period for computing the Employer’s basic safe harbor match, such as “each payroll period,” “each month,” “each Plan Year quarter” or “the Plan Year”.]

☐	(3) Enhanced safe harbor matching contribution. (Choose one of a. or b.).
☐	a. Uniform percentage. An amount equal to % of each Participant’s deferral contributions not exceeding % of the Participant’s Compensation. For this purpose, “Compensation” means Compensation for: . [See the Note in (d)(2).]

☐	b. Tiered formula. An amount equal to the specified matching percentage for the corresponding level of each Participant’s deferral contribution percentage. For this purpose, “Compensation” means Compensation for: . [See the Note in (d)(2).]

Deferral Contribution Percentage	Matching Percentage

[Note: The matching percentage may not increase as the deferral contribution percentage increases and the enhanced matching formula otherwise must satisfy the requirements of Code §§401(k)(12)(B)(ii) and (iii). If the Employer wishes to avoid ACP testing on its enhanced safe harbor matching contribution, the Employer also must limit deferral contributions taken into account (the “Deferral Contribution Percentage”) for the matching contribution to 6% of Plan Year Compensation.]
☐	(4) Another plan. The Employer will satisfy the 401(k) safe harbor contribution in the following plan: .
☐	(e) Frozen Plan. This Plan is a frozen Plan effective: . For any period following the specified date, the Employer will not contribute to the Plan, a Participant may not contribute and an otherwise eligible Employee will not become a Participant in the Plan.
14. DEFERRAL CONTRIBUTIONS (3.02). The following limitations and terms apply to an Employee’s deferral contributions: (If the Employer elects Section 3.01(a), the Employer must elect (a). Choose (b) or (c) as applicable)
☑	(a) Limitation on amount. An Employee’s deferral contributions are subject to the following limitation(s) in addition to those imposed by the Code: (Choose (1), (2) or (3) as applicable)
☐ ☐	(1) Maximum deferral amount: . (2) Minimum deferral amount: .

☑	(3) No limitations.
For the Plan Year in which an Employee first becomes a Participant, the Plan Administrator will apply any percentage limitation the Employer elects in (1) or (2) to the Employee’s Compensation: (Choose one of (4) or (5) unless the Employer elects (3))
☐	(4) Only for the portion of the Plan Year in which the Employee actually is a Participant.

☐	(5) For the entire Plan Year.
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☐	(b) Negative deferral election. The Employer will withhold % from the Participant’s Compensation unless the Participant elects a lesser percentage (including zero) under his/her salary reduction agreement. See Plan Section 14.02(C). The negative election will apply to: (Choose one of (1) or (2))
☐	(1) All Participants who have not deferred at least the automatic deferral amount as of: .

☐	(2) Each Employee whose Plan Entry Date is on or following the negative election effective date.
☐	(c) Cash or deferred contributions. For each Plan Year for which the Employer makes a designated cash or deferred contribution under Plan Section 14.02(B), a Participant may elect to receive directly in cash not more than the following portion (or, if less, the 402(g) limitation) of his/her proportionate share of that cash or deferred contribution: (Choose one of (1) or (2))
☐	(1) All or any portion. ☐ (2) %.
Modification/revocation of salary reduction agreement. A Participant prospectively may modify or revoke a salary reduction agreement, or may file a new salary reduction agreement following a prior revocation, at least once per Plan Year or during any election period specified by the basic plan document or required by the Internal Revenue Service. The Plan Administrator also may provide for more frequent elections in the Plan’s salary reduction agreement form.
15. MATCHING CONTRIBUTIONS (INCLUDING ADDITIONAL SAFE HARBOR MATCH UNDER PLAN SECTION 14.02(D)(3)) (3.03). The Employer matching contribution is: (If the Employer elects Section 3.01(b), the Employer must elect one or more of (a), (b) or (c) as applicable. Choose (d) if applicable)
☐	(a) Fixed formula. An amount equal to % of each Participant’s deferral contributions.

☑	(b) Discretionary formula. An amount (or additional amount) equal to a matching percentage the Employer from time to time may deem advisable of the Participant’s deferral contributions. The Employer, in its sole discretion, may designate as a qualified matching contribution, all or any portion of its discretionary matching contribution. The portion of the Employer’s discretionary matching contribution for a Plan Year not designated as a qualified matching contribution is a regular matching contribution.

☐	(c) Multiple level formula. An amount equal to the following percentages for each level of the Participant’s deferral contributions. [Note: The matching percentage only will apply to deferral contributions in excess of the previous level and not in excess of the stated deferral contribution percentage.]

Deferral Contributions	Matching Percentage

☐	(d) Related Employers. If two or more Related Employers contribute to this Plan, the Plan Administrator will allocate matching contributions and matching contribution forfeitures only to the Participants directly employed by the contributing Employer. The matching contribution formula for the other Related Employer(s) is: . [Note: If the Employer does not elect (d), the Plan Administrator will allocate all matching contributions and matching forfeitures without regard to which contributing Related Employer directly employs the Participant.]
Time period for matching contributions. The Employer will determine its matching contribution based on deferral contributions made during each: (Choose one of (e) through (h))
☐	(e) Plan Year.

☐	(f) Plan Year quarter.

☑	(g) Payroll period.

☐	(h) Alternative time period: . [Note: Any alternative time period the Employer elects in (h) must be the same for all Participants and may not exceed the Plan Year.]
Deferral contributions taken into account. In determining a Participant’s deferral contributions taken into account for the above-specified time period under the matching contribution formula, the following limitations apply: (Choose one of (i), (j) or (k))
☐	(i) All deferral contributions. The Plan Administrator will take into account all deferral contributions.
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☐	(j) Specific limitation. The Plan Administrator will disregard deferral contributions exceeding % of the Participant’s Compensation. [Note: To avoid the ACP test in a safe harbor 401(k) plan, the Employer must limit deferrals and Employee contributions which are subject to match to 6% of Plan Year Compensation.]

☑	(k) Discretionary. The Plan Administrator will take into account the deferral contributions as a percentage of the Participant’s Compensation as the Employer determines.
Other matching contribution requirements. The matching contribution formula is subject to the following additional requirements: (Choose (l) or (m) or both as applicable)
☐	(l) Matching contribution limits. A Participant’s matching contributions may not exceed: (Choose one of (1) or (2))
☐	(1) . [Note: The Employer may elect (1) to place an overall dollar or percentage limit on matching contributions.]

☐	(2) 4% of a Participant’s Compensation for the Plan Year under the discretionary matching contribution formula. [Note: The Employer must elect (2) if it elects a discretionary matching formula with the safe harbor 401(k) contribution formula and wishes to avoid the ACP test.]
☐	(m) Qualified matching contributions. The Plan Administrator will allocate as qualified matching contributions, the matching contributions specified in Adoption Agreement Section: . The Plan Administrator will allocate all other matching contributions as regular matching contributions. [Note: If the Employer elects two matching formulas, the Employer may use (m) to designate one of the formulas as a qualified matching contribution. The Employer may make qualified matching contributions to correct an ACP test failure only if the Plan Administrator is using current year testing.]
16. CONTRIBUTION ALLOCATION (3.04).
Employer nonelective contributions (3.04(A)). The Plan Administrator will allocate the Employer’s nonelective contribution under the following contribution allocation formula which are in lieu of those under Plan Section 3.04(E). (Choose one of (a), (b) or (c))
☑	(a) Allocation by classifications of Participants. The Employer annually will notify the Trustee, in writing, of the amounts of the contribution (if any) it is making for each classification of Participants (described below) for the Plan Year. Subject to any restoration allocation required under the Plan, the Plan Administrator will allocate and credit for the Plan Year the Employer contribution (and forfeitures, if any) for a particular classification to the Account of each Participant within the classification who satisfies the conditions of Section 3.06, in the same ratio that each Participant’s Compensation in that classification bears to the total Compensation of all Participants in that classification for the Plan Year. The allocation formula applies the following classifications of Participants: (Choose one of (1) or (2))
☐	(1) Nonhighly Compensated Employees and Highly Compensated Employees.

☑	(2) Specify the classifications: Employees of Each Participating Employer are separate classifications. [Note: The Adoption Agreement must clearly define the classifications to satisfy the predetermined allocation formula requirements of Treas. Reg. §1.401-1(b)(1)(ii).]
☐	(b) Super-integrated allocation formula. Subject to any restoration allocation required under the Plan, the Plan Administrator will allocate and credit for the Plan Year each annual Employer contribution (and Participant forfeitures, if any) to the Account of each Participant who satisfies the conditions of Section 3.06, in the following tiers of priority (Complete the second tier blanks): [Note: The Plan Administrator may not proceed to the next tier unless the Plan Administrator has allocated the specified maximum percentage under the preceding tier.]

First tier. Under the first tier, the Plan Administrator will allocate the annual Employer contribution in the same ratio that each Participant’s Compensation bears to the total Compensation of all Participants, but in an amount not exceeding 3% of each Participant’s Compensation.

Second tier. Under the second tier, the Plan Administrator will allocate any remaining Employer contribution in the same ratio that each Participant’s Excess Compensation bears to the total Excess Compensation of all Participants, but in an amount not exceeding % of each Participant’s Excess Compensation receiving an allocation under this second tier. For purposes of this second tier allocation, Excess Compensation means Compensation in excess of: $ .

Third tier. Under the third tier, the Plan Administrator then will allocate any Employer contribution remaining after the first two tiers of allocation in the same ratio that each Nonhighly Compensated Employee Participant’s Compensation bears to the total of all Nonhighly Compensated Employee Participant’s Compensation.
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☐	(c) Age-based allocation formula. The Plan Administrator will allocate the annual Employer contribution (and Participant forfeitures, if any) in the same ratio that each Participant’s Benefit Factor for the Plan Year bears to the sum of the Benefit Factors of all Participants for the Plan Year. A Participant’s Benefit Factor is his/her Compensation for the Plan Year multiplied by the Actuarial Factor in Appendix C. If Normal Retirement Age is 65, use Table I. If Normal Retirement Age is not 65, use Table II. In Appendix C, the Plan Administrator will use the Actuarial Factors based on the following assumptions: (Complete (1) and (2))
☐	(1) Interest rate. (Choose one of (i), (ii) or (iii)):

☐ (i) 7.5%.	☐ (ii) 8%.	☐ (iii) 8.5%.
☐	(2) Mortality. (Choose one of (i) or (ii)):

☐ (i) UP-1984.	☐ (ii)	Alternative: (Specify 1983 GAM, 1983 IAM, 1971 GAM or 1971 IAM and attach tables as determined using such mortality table and the specified interest rate.)
Qualified nonelective contributions. (3.04(F)). The Plan Administrator will allocate the Employer’s qualified nonelective contributions to: (Choose one of (d) or (e))
☑	(d) Nonhighly compensated Employees only.

☐	(e) All Participants.
Related Employers. (Choose (f) if applicable)
☐	(f) Allocate only to directly employed Participants. If two or more Related Employers adopt this Plan, the Plan Administrator will allocate all nonelective contributions and forfeitures attributable to nonelective contributions only to the Participants directly employed by the contributing Employer. If a Participant receives Compensation from more than one contributing Employer, the Plan Administrator will determine the allocations under this Section 3.04 by prorating the Participant’s Compensation between or among the participating Related Employers. [Note: If the Employer does not elect 3.04(f), the Plan Administrator will allocate all nonelective contributions and forfeitures without regard to which contributing Related Employer directly employs the Participant. The Employer may not elect 3.04(f) under a safe harbor 401(k) Plan.]
17. FORFEITURE ALLOCATION (3.05). The Plan Administrator will allocate a Participant forfeiture: (Choose one or more of (a), (b) or (c) as applicable) [Note: Even if the Employer elects immediate vesting, the Employer should complete Section 3.05. See Plan Section 9.11.]
☑	(a) Matching contribution forfeitures. To the extent attributable to matching contributions: (Choose one of (1) through (4))
☑	(1) As a discretionary matching contribution.

☐	(2) To reduce matching contributions.

☐	(3) As a discretionary nonelective contribution.

☐	(4) To reduce nonelective contributions.
☑	(b) Nonelective contribution forfeitures. To the extent attributable to Employer nonelective contributions: (Choose one of (1) through (4))
☑	(1) As a discretionary nonelective contribution.

☐	(2) To reduce nonelective contributions.

☐	(3) As a discretionary matching contribution.

☐	(4) To reduce matching contributions.
☐	(c) Reduce administrative expenses. First to reduce the Plan’s ordinary and necessary administrative expenses for the Plan Year and then allocate any remaining forfeitures in the manner described in Sections 3.05(a) or (b) as applicable.
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Timing of forfeiture allocation. The Plan Administrator will allocate forfeitures under Section 3.05 in the Plan Year: (Choose one of (d) or (e))
☑	(d) In which the forfeiture occurs.

☐	(e) Immediately following the Plan Year in which the forfeiture occurs.

18.	ALLOCATION CONDITIONS (3.06).
Allocation conditions. The Plan does not apply any allocation conditions to deferral contributions, or to 401(k) safe harbor contributions (under Section 3.01(d)). To receive an allocation of matching contributions, nonelective contributions, qualified nonelective contributions or Participant forfeitures, a Participant must satisfy the following allocation condition(s): (Choose one or more of (a) through (i) as applicable)
☑	(a) Hours of Service condition. The Participant must complete at least the specified number of Hours of Service (not exceeding 1,000) during the Plan Year: 1000.

☑	(b) Employment condition. The Participant must be employed by the Employer on the last day of the Plan Year (designate time period).

☐	(c) No allocation conditions.

☐	(d) Elapsed Time Method. The Participant must complete at least the specified number (not exceeding 182) of consecutive calendar days of employment with the Employer during the Plan Year: .

☐	(e) Termination of Service/501 Hours of Service coverage rule. The Participant either must be employed by the Employer on the last day of the Plan Year or must complete at least 501 Hours of Service during the Plan Year. If the Plan uses the Elapsed Time Method of crediting Service, the Participant must complete at least 91 consecutive calendar days of employment with the Employer during the Plan Year.

☐	(f) Special allocation conditions for matching contributions. The Participant must complete at least Hours of Service during the (designate time period) for the matching contributions made for that time period.

☐	(g) Death, Disability or Normal Retirement Age. Any condition specified in Section 3.06 applies if the Participant incurs a Separation from Service during the Plan Year on account of: (e.g., death, Disability or Normal Retirement Age).

☑	(h) Suspension of allocation conditions for coverage. The suspension of allocation conditions of Plan Section 3.06(E) applies to the Plan, except that the Plan Administrator must apply Section 3.06(E) using the Ratio Percentage Test only.

☑	(i) Limited allocation conditions. The Plan does not impose an allocation condition for the following types of contributions: matching contributions. [Note: Any election to limit the Plan’s allocation conditions to certain contributions must be the same for all Participants, be definitely determinable and not discriminate in favor of Highly Compensated Employees.]
ARTICLE IV
PARTICIPANT CONTRIBUTIONS
19. EMPLOYEE (AFTER TAX) CONTRIBUTIONS (4.02). The following elections apply to Employee contributions: (Choose one of (a) or (b). Choose (c) if applicable)
☑	(a) Not permitted. The Plan does not permit Employee contributions.

☐	(b) Permitted. The Plan permits Employee contributions subject to the following limitations: . [Note: Any designated limitation(s) must be the same for all Participants, be definitely determinable and not discriminate in favor of Highly Compensated Employees.]

☐	(c) Matching contribution. For each Plan Year, the Employer’s matching contribution made with respect to Employee contributions is: .
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ARTICLE V
VESTING REQUIREMENTS
20. NORMAL/EARLY RETIREMENT AGE (5.01). A Participant attains Normal Retirement Age (or Early Retirement Age, if applicable) under the Plan on the following date: (Choose one of (a) or (b). Choose (c) if applicable)
☐	(a) Specific age. The date the Participant attains age . [Note: The age may not exceed age 65.]

☑	(b) Age/participation. The later of the date the Participant attains 59 1/2 years of age or the 5th anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan. [Note: The age may not exceed age 65 and the anniversary may not exceed the 5th.]

☐	(c) Early Retirement Age. Early Retirement Age is the later of: (i) the date a Participant attains age or (ii) the date a Participant reaches his/her anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan.
21. PARTICIPANT’S DEATH OR DISABILITY (5.02). The 100% vesting rule under Plan Section 5.02 does not apply to: (Choose (a) or (b) or both as applicable)
☐	(a)	Death.

☐	(b)	Disability.
22. VESTING SCHEDULE (5.03). A Participant has a 100% Vested interest at all times in his/her deferral contributions, qualified nonelective contributions, qualified matching contributions and 401(k) safe harbor contributions. The following vesting schedule applies to Employer regular matching contributions and to Employer nonelective contributions: (Choose one or more of (a) through (f) as applicable)
☐	(a)	Immediate vesting. 100% Vested at all times. [Note: The Employer must elect (a) if the Service condition under Section 2.01 exceeds One Year of Service or more than twelve months.]

☑	(b)	Top-heavy vesting schedules. [Note: The Employer must choose one of (b)(1), (2) or (3) if it does not elect (a).]
☐	(1) 6-year graded as specified in the Plan. ☑ (3) Modified top-heavy schedule

☐	(2) 3-year cliff as specified in the Plan.

Years of	Vested
Service	Percentage
Less than 1	0%

1	0%

2	25%

3	50%

4	75%

5	100%

6 or more	100%
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Years of	Vested
Service	Percentage
Less than 1	%

1	%

2	%

3	%

4	%

5	%

6 or more	100%
☐	(c) Non-top-heavy vesting schedules. [Note: The Employer may elect one of (c)(1), (2) or (3) in addition to (b).]
☐	(1) 7-year graded as specified in the Plan. ☐ (3) Modified non-top-heavy schedule

☐	(2) 5-year cliff as specified in the Plan.

Years of	Vested
Service	Percentage
Less than 1	%

1	%

2	%

3	%

4	%

5	%

6	%

7 or more	100%
If the Employer does not elect (c), the vesting schedule elected in (b) applies to all Plan Years. [Note: The modified top-heavy schedule of (b)(3) must satisfy Code §416. If the Employer elects (c)(3), the modified non-top-heavy schedule must satisfy Code §411(a)(2).]
☐	(d) Separate vesting election for regular matching contributions. In lieu of the election under (a), (b) or (c), the following vesting schedule applies to a Participant’s regular matching contributions: (Choose one of (1) or (2))
☐	(1) 100% Vested at all times.

☐	(2) Regular matching vesting schedule: . [Note: The vesting schedule completed under (d)(2) must comply with Code §411(a)(4).]
☐	(e) Application of top-heavy schedule. The non-top-heavy schedule elected under (c) applies in all Plan Years in which the Plan is not a top-heavy plan. [Note: If the Employer does not elect (e), the top-heavy vesting schedule will apply for the first Plan Year in which the Plan is top-heavy and then in all subsequent Plan Years.]

☐	(f) Special vesting provisions: . [Note: Any special vesting provision must satisfy Code §411(a). Any special vesting provision must be definitely determinable, not discriminate in favor of Highly Compensated Employees and not violate Code §401(a)(4).]
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23. YEAR OF SERVICE — VESTING  (5.06). (Choose (a) and (b)): [Note: If the Employer elects the Elapsed Time Method or elects immediate vesting, the Employer should not complete (a) or (b).]
☑	(a) Year of Service. An Employee must complete at least 1000 Hours of Service during a vesting computation period to receive credit for a Year of Service under Article V. [Note: The number may not exceed 1,000. If left blank, the requirement is 1,000.]

☑	(b) Vesting computation period. The Plan measures a Year of Service on the basis of the following 12-consecutive month period: (Choose one of (1) or (2))
☑	(1) Plan Year.

☐	(2) Employment year (anniversary of Employment Commencement Date).
24. EXCLUDED YEARS OF SERVICE — VESTING  (5.08). The Plan excludes the following Years of Service for purposes of vesting: (Choose (a) or choose one or more of (b) through (f) as applicable)
☑	(a) None. None other than as specified in Plan Section 5.08(a).

☐	(b) Age 18. Any Year of Service before the Year of Service during which the Participant attained the age of 18.

☐	(c) Prior to Plan establishment. Any Year of Service during the period the Employer did not maintain this Plan or a predecessor plan.

☐	(d) Parity Break in Service. Any Year of Service excluded under the rule of parity. See Plan Section 5.10.

☐	(e) Prior Plan terms. Any Year of Service disregarded under the terms of the Plan as in effect prior to this restated Plan.

☐	(f) Additional exclusions. Any Year of Service before: .
[Note: Any exclusion specified under (f) must comply with Code §411(a)(4). Any exclusion must be definitely determinable, not discriminate in favor of Highly Compensated Employees and not violate Code §401(a)(4). If the Employer elects immediate vesting, the Employer should not complete Section 5.08.]
ARTICLE VI
DISTRIBUTION OF ACCOUNT BALANCE
25. TIME OF PAYMENT OF ACCOUNT BALANCE  (6.01). The following time of distribution elections apply to the Plan:
Separation from Service/Vested Account Balance not exceeding $5,000. Subject to the limitations of Plan Section 6.01(A)(1), the Trustee will distribute in a lump sum (regardless of the Employer’s election under Section 6.04) a separated Participant’s Vested Account Balance not exceeding $5,000: (Choose one of (a) through (d))
☑	(a) Immediate. As soon as administratively practicable following the Participant’s Separation from Service.

☐	(b) Designated Plan Year. As soon as administratively practicable in the Plan Year beginning after the Participant’s Separation from Service.

☐	(c) Designated Plan Year quarter. As soon as administratively practicable in the Plan Year quarter beginning after the Participant’s Separation from Service.

☐	(d) Designated distribution. As soon as administratively practicable in the: following the Participant’s Separation from Service. [Note: The designated distribution time must be the same for all Participants, be definitely determinable, not discriminate in favor of Highly Compensated Employees and not violate Code §401(a)(4).]
Separation from Service/Vested Account Balance exceeding $5,000. A separated Participant whose Vested Account Balance exceeds $5,000 may elect to commence distribution of his/her Vested Account Balance no earlier than: (Choose one of (e) through (i). Choose (j) if applicable)
☑	(e) Immediate. As soon as administratively practicable following the Participant’s Separation from Service.

☐	(f) Designated Plan Year. As soon as administratively practicable in the Plan Year beginning after the Participant’s Separation from Service.
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☐	(g) Designated Plan Year quarter. As soon as administratively practicable in the Plan Year quarter following the Plan Year quarter in which the Participant elects to receive a distribution.

☐	(h) Normal Retirement Age. As soon as administratively practicable after the close of the Plan Year in which the Participant attains Normal Retirement Age and within the time required under Plan Section 6.01(A)(2).

☐	(i) Designated distribution. As soon as administratively practicable in the: following the Participant’s Separation from Service. [Note: The designated distribution time must be the same for all Participants, be definitely determinable, not discriminate in favor of Highly Compensated Employees and not violate Code §401(a)(4).]

☐	(j) Limitation on Participant’s right to delay distribution. A Participant may not elect to delay commencement of distribution of his/her Vested Account Balance beyond the later of attainment of age 62 or Normal Retirement Age. [Note: If the Employer does not elect (j), the Plan permits a Participant who has Separated from Service to delay distribution until his/her required beginning date. See Plan Section 6.01(A)(2).]
Participant elections prior to Separation from Service. A Participant, prior to Separation from Service may elect any of the following distribution options in accordance with Plan Section 6.01(C). (Choose (k) or choose one or more of (l) through (o) as applicable). [Note: If the Employer elects any in-service distributions option, a Participant may elect to receive one in-service distribution per Plan Year unless the Plan’s in-service distribution form provides for more frequent in-service distributions.]
☐	(k) None. A Participant does not have any distribution option prior to Separation from Service, except as may be provided under Plan Section 6.01(C).

☑	(l) Deferral contributions. Distribution of all or any portion (as permitted by the Plan) of a Participant’s Account Balance attributable to deferral contributions if: (Choose one or more of (1), (2) or (3) as applicable)
☑	(1) Hardship (safe harbor hardship rule). The Participant has incurred a hardship in accordance with Plan Sections 6.09 and 14.11(A).

☑	(2) Age. The Participant has attained age 59 1/2 (Must be at least age 59 1/2).

☐	(3) Disability. The Participant has incurred a Disability.
☐	(m) Qualified nonelective contributions/qualified matching contributions/safe harbor contributions. Distribution of all or any portion of a Participant’s Account Balance attributable to qualified nonelective contributions, to qualified matching contributions, or to 401(k) safe harbor contributions if: (Choose (1) or (2) or both as applicable)
☐	(1) Age. The Participant has attained age (Must be at least age 59 1/2).

☐	(2) Disability. The Participant has incurred a Disability.
☑	(n) Nonelective contributions/regular matching contributions. Distribution of all or any portion of a Participant’s Vested Account Balance attributable to nonelective contributions or to regular matching contributions if: (Choose one or more of (1) through (5) as applicable)
☑	(1) Age/Service conditions. (Choose one or more of a. through d. as applicable):
☑	a. Age. The Participant has attained age 59 1/2.

☐	b. Two-year allocations. The Plan Administrator has allocated the contributions to be distributed for a period of not less than Plan Years before the distribution date. [Note: The minimum number of years is 2.]

☐	c. Five years of participation. The Participant has participated in the Plan for at least Plan Years. [Note: The minimum number of years is 5.]

☐	d. Vested. The Participant is % Vested in his/her Account Balance. See Plan Section 5.03(A). [Note: If an Employer makes more than one election under Section 6.01(n)(1), a Participant must satisfy all conditions before the Participant is eligible for the distribution.]
☐	(2) Hardship. The Participant has incurred a hardship in accordance with Plan Section 6.09.

☐	(3) Hardship (safe harbor hardship rule). The Participant has incurred a hardship in accordance with Plan Sections 6.09 and 14.11(A).

☐	(4) Disability. The Participant has incurred a Disability.
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☐	(5) Designated condition. The Participant has satisfied the following condition(s): .
[Note: Any designated condition(s) must be the same for all Participants, be definitely determinable and not discriminate in favor of Highly Compensated Employees.]
☑	(o) Participant contributions. Distribution of all or any portion of a Participant’s Account Balance attributable to the following Participant contributions described in Plan Section 4.01: (Choose one of (1), (2) or (3))
☐	(1) All Participant contributions.

☐	(2) Employee contributions only.

☑	(3) Rollover contributions only.
Participant loan default/offset. See Section 6.08 of the Plan.
26. DISTRIBUTION METHOD (6.03). A separated Participant whose Vested Account Balance exceeds $5,000 may elect distribution under one of the following method(s) of distribution described in Plan Section 6.03: (Choose one or more of (a) through (d) as applicable)
☑	(a) Lump sum.

☐	(b) Installments.

☑	(c) Installments for required minimum distributions only.

☐	(d) Annuity distribution option(s): . [Note: Any optional method of distribution may not be subject to Employer, Plan Administrator or Trustee discretion.]
27. JOINT AND SURVIVOR ANNUITY REQUIREMENTS (6.04). The joint and survivor annuity distribution requirements of Plan Section 6.04: (Choose one of (a) or (b))
☑	(a) Profit sharing plan exception. Do not apply to a Participant, unless the Participant is a Participant described in Section 6.04(H) of the Plan.

☐	(b) Applicable. Apply to all Participants.
ARTICLE IX
PLAN ADMINISTRATOR — DUTIES WITH RESPECT TO PARTICIPANTS’ ACCOUNTS
28. ALLOCATION OF NET INCOME, GAIN OR LOSS (9.08). For each type of contribution provided under the Plan, the Plan allocates net income, gain or loss using the following method: (Choose one or more of (a) through (d) as applicable)
☑	(a) Deferral contributions/Employee contributions. (Choose one or more of (1) through (5) as applicable)
☑	(1) Daily valuation method. Allocate on each business day of the Plan Year during which Plan assets for which there is an established market are valued and the Trustee is conducting business.

☐	(2) Balance forward method. Allocate using the balance forward method.

☐	(3) Weighted average method. Allocate using the weighted average method, based on the following weighting period: . See Plan Section 14.12.

☐	(4) Balance forward method with adjustment. Allocate pursuant to the balance forward method, except treat as part of the relevant Account at the beginning of the valuation period % of the contributions made during the following valuation period: .

☐	(5) Individual account method. Allocate using the individual account method. See Plan Section 9.08.
☑	(b) Matching contributions. (Choose one or more of (1) through (5) as applicable)
☑	(1) Daily valuation method. Allocate on each business day of the Plan Year during which Plan assets for which there is an established market are valued and the Trustee is conducting business.

☐	(2) Balance forward method. Allocate using the balance forward method.
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☐	(3) Weighted average method. Allocate using the weighted average method, based on the following weighting period: . See Plan Section 14.12.

☐	(4) Balance forward method with adjustment. Allocate pursuant to the balance forward method, except treat as part of the relevant Account at the beginning of the valuation period % of the contributions made during the following valuation period: .

☐	(5) Individual account method. Allocate using the individual account method. See Plan Section 9.08.
☑	(c) Employer nonelective contributions. (Choose one or more of (1) through (5) as applicable)
☑	(1) Daily valuation method. Allocate on each business day of the Plan Year during which Plan assets for which there is an established market are valued and the Trustee is conducting business.

☐	(2) Balance forward method. Allocate using the balance forward method.

☐	(3) Weighted average method. Allocate using the weighted average method, based on the following weighting period: . See Plan Section 14.12.

☐	(4) Balance forward method with adjustment. Allocate pursuant to the balance forward method, except treat as part of the relevant Account at the beginning of the valuation period % of the contributions made during the following valuation period: .

☐	(5) Individual account method. Allocate using the individual account method. See Plan Section 9.08.
☐	(d) Specified method. Allocate pursuant to the following method: .
[Note: The specified method must be a definite predetermined formula which is not based on Compensation, which satisfies the nondiscrimination requirements of Treas. Reg. §1.401(a)(4) and which is applied uniformly to all Participants.]
ARTICLE X
TRUSTEE AND CUSTODIAN, POWERS AND DUTIES
29. INVESTMENT POWERS (10.03). The following additional investment options or limitations apply under Plan Section 10.03: N/A. [Note: Enter “N/A” if not applicable.]
30. VALUATION OF TRUST (10.15). In addition to the last day of the Plan Year, the Trustee must value the Trust Fund on the following valuation date(s): (Choose one of (a) through (d))
☑	(a) Daily valuation dates. Each business day of the Plan Year on which Plan assets for which there is an established market are valued and the Trustee is conducting business.

☐	(b) Last day of a specified period. The last day of each of the Plan Year.

☐	(c) Specified dates: .

☐	(d) No additional valuation dates.
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Execution Page
          The Trustee (and Custodian, if applicable), by executing this Adoption Agreement, accepts its position and agrees to all of the obligations, responsibilities and duties imposed upon the Trustee (or Custodian) under the Plan and Trust. The Employer hereby agrees to the provisions of this Plan and Trust, and in witness of its agreement, the Employer by its duly authorized officers, has executed this Adoption Agreement, and the Trustee (and Custodian, if applicable) has signified its acceptance, on:                December 30, 2005.

Name of Employer:	Home BancShares, Inc.

Employer’s EIN:	71-0682831

Signed:	/s/ Randy Mayor

Randy E. Mayor, Authorized Officer.

[Name/Title]

Name(s) of Trustee:

FirsTrust Financial Services, Inc.

Trust EIN (Optional):

Signed:	/s/ Richard P. Clark II

Richard Clark, Authorized Trust Officer .

[Name/Title]
Signed:	/s/ R. Hunter Padgett

R. Hunter Padgett, Pres./CEO, Marine Bank

[Name/Title]
Signed:	/s/ Randy Mayor

Randy Mayor, CFO, Home BancShares, Inc.

[Name/Title]
Signed:	/s/ C. Randall Sims

C. Randall Sims, Pres./CEO, First State Bank

[Name/Title]
Signed:	/s/ Ron Sims

Ron Sims, Pres./CEO, Bank of Mt. View

[Name/Title]
Signed:	/s/ Tracy French

Tracy French, Pres./CEO, Comm. Bank

[Name/Title]
Signed:	/s/ Bob Birch

Bob Birch, Pres./CEO, Twin City Bank

[Name/Title]
Signed:

[Name/Title]
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Name of Custodian (Optional):

Signed:

[Name/Title]
31. Plan Number. The 3-digit plan number the Employer assigns to this Plan for ERISA reporting purposes (Form 5500 Series) is: 001.
Use of Adoption Agreement. Failure to complete properly the elections in this Adoption Agreement may result in disqualification of the Employer’s Plan. The Employer only may use this Adoption Agreement in conjunction with the basic plan document referenced by its document number on Adoption Agreement page one.
Execution for Page Substitution Amendment Only. If this paragraph is completed, this Execution Page documents an amendment to Adoption Agreement Section(s)  1.33(b), 1.07(h) and Appendix A, item (n)  effective  January 1, 2005 , by substitute Adoption Agreement page number(s)  1, 2, 17, 18 and 31  .
Reliance on Sponsor Advisory Letter. The volume submitter practitioner has obtained from the IRS an advisory letter specifying the form of this Adoption Agreement and the basic plan document satisfy, as of the date of the advisory letter, Code §401. An adopting Employer may rely on the volume submitter practitioner’s IRS advisory letter only to the extent provided in Announcement 2001-77, 2001-30 I.R.B. The Employer may not rely on the advisory letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the advisory letter and in Announcement 2001-77. In order to have reliance in such circumstances or with respect to such qualification requirements, the Employer must apply for a determination letter to Employee Plans Determinations of the Internal Revenue Service.
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PARTICIPATION AGREEMENT
☐ Check here if not applicable and do not complete this page.
     The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.
32. EFFECTIVE DATE (1.10) The Effective Date of the Plan for the Participating Employer is: July 1, 2005.
33. NEW PLAN/RESTATEMENT. The Participating Employer’s adoption of this Plan constitutes: (Choose one of (a) or (b))
☑	(a) The adoption of a new plan by the Participating Employer.

☐	(b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: , and having an original effective date of: .
34. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating Employer. (Choose one or more of (a) through (d) as applicable): [Note: The Plan Administrator may not credit more than five years of service immediately preceding the Plan Year in which the service credit first becomes effective. If the Plan does not credit any additional predecessor service under Section 1.30 for this Participating Employer, do not complete this election.]
☑	(a) Eligibility. For eligibility under Article II. See Plan Section 1.30 for time of Plan entry.

☑	(b) Vesting. For vesting under Article V.

☑	(c) Contribution allocation. For contribution allocations under Article III.

☐	(d) Exceptions. Except for the following Service: .

Name of Plan:	Name of Participating Employer:

Home Bancshares, Inc. 401(k) Plan	First State Bank

	Signed:	/s/ C. Randall Sims

[Name/Title]
December 30, 2005.

[Date]

Participating Employer’s EIN: 71-0009885

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer: Home BancShares, Inc.		Name(s) of Trustee: FirsTrust Financial Services, Inc.

	Randy E. Mayor, Authorized Officer.	Richard Clark, Authorized Trust Officer .

	[Name/Title]	[Name/Title]

Signed:	/s/ Randy Mayor	Signed:

	December 30, 2005.	December 30, 2005.

	[Date]	[Date]
[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]
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PARTICIPATION AGREEMENT
☐ Check here if not applicable and do not complete this page.
     The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.
35.	EFFECTIVE DATE (1.10). The Effective Date of the Plan for the Participating Employer is: July 1, 2005. .

36.	NEW PLAN/RESTATEMENT. The Participating Employer’s adoption of this Plan constitutes: (Choose one of (a) or (b))

☑	(a) The adoption of a new plan by the Participating Employer.

☐	(b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: , and having an original effective date of: .
37. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating Employer (Choose one or more of (a) through (d) as applicable): [Note: If the Plan does not credit any additional predecessor service under Section 1.30 for this Participating Employer, do not complete this election.]
☑	(a) Eligibility. For eligibility under Article II. See Plan Section 1.30 for time of Plan entry.

☑	(b) Vesting. For vesting under Article V.

☑	(c) Contribution allocation. For contribution allocations under Article III.

☐	(d) Exceptions. Except for the following Service: .

Name of Plan:	Name of Participating Employer:

Home Bancshares, Inc. 401(k) Plan	First Data Solutions, Inc.

Signed:	/s/ Randy Mayor	President

[Name/Title]

December 30, 2005.

[Date]

Participating Employer’s EIN: 36-4381981

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer:	Name(s) of Trustee:
Home BancShares, Inc.	FirsTrust Financial Services, Inc.

Randy E. Mayor, Authorized Officer.	Richard Clark, Authorized Trust Officer.

[Name/Title]	[Name/Title]

Signed:	/s/ Randy Mayor	Signed:	/s/ Richard Clark

	December 30, 2005.		December 30, 2005.

	[Date]		[Date]
[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]
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PARTICIPATION AGREEMENT
☐ Check here if not applicable and do not complete this page.
     The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.
38.	EFFECTIVE DATE (1.10). The Effective of the Plan for the Participating Employer is: July 1, 2005.

39.	NEW PLAN/RESTATEMENT. The Participating Employer’s adoption of this Plan constitutes: (Choose one of (a) or (b))

☑	(a) The adoption of a new plan by the Participating Employer.

☐	(b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: , and having an original effective date of: .
40. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan service with this Participating Employer (Choose one or more of (a) through (d) as applicable): [Note: If the Plan does not credit any additional predecessor service under Section 1.30 for this Participating Employer, do not complete this election.]
☑	(a) Eligibility. For eligibility under Article II. See Plan Section 1.30 for time of Plan entry.

☑	(b) Vesting. For vesting under Article V.

☑	(c) Contribution allocation. For contribution allocations under Article III.

☐	(d) Exceptions. Except for the following Service: .

Name of Plan:	Name of Participating Employer:

Home Bancshares, Inc. 401(k) Plan	Community Insurance Agency, Inc.

Signed:	/s/ Tracy French	Pres./CEO

[Name/Title]

December 30, 2005.

[Date]

Participating Employer’s EIN: 71-0841082

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer:	Name(s) of Trustee:
Home BancShares, Inc.	FirsTrust Financial Services, Inc.

Randy E. Mayor, Authorized Officer.	Richard Clark, Authorized Trust Officer.

[Name/Title]	[Name/Title]

Signed:	/s/ Randy Mayor	Signed:	/s/ Richard Clark

	December 30, 2005.		December 30, 2005.

	[Date]		[Date]
[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]
© Copyright 2001

PARTICIPATION AGREEMENT
☐ Check here if not applicable and do not complete this page.
     The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.
41.	EFFECTIVE DATE (1.10). The Effective Date of the Plan for the Participating Employer is: July 1, 2005.

42.	NEW PLAN/RESTATEMENT. The Participating Employer’s adoption of this Plan constitutes: (Choose one of (a) or (b))

☑	(a)The adoption of a new plan by the Participating Employer.

☐	(b)The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: , and having an original effective date of: .
43. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating Employer (Choose one or more of (a) through (d) as applicable): [Note: If the Plan does not credit any additional predecessor service under Section 1.30 for this Participating Employer, do not complete this election.]
☑	(a) Eligibility. For eligibility under Article II. See Plan Section 1.30 for time of Plan entry.

☑	(b) Vesting. For vesting under Article V.

☑	(c) Contribution allocation. For contribution allocations under Article III.

☐	(d) Exceptions. Except for the following Service: .

Name of Plan:	Name of Participating Employer:

Home Bancshares, Inc. 401(k) Plan	Twin City Bank

Signed: /s/ Bob Birch	President

[Name/Title]

December 30, 2005.

[Date]

Participating Employer’s EIN: 36-4370837

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer:	Name(s) of Trustee:
Home BancShares, Inc.	FirsTrust Financial Services, Inc.

Randy E. Mayor, Authorized Officer.	Richard Clark, Authorized Trust Officer.

[Name/Title]	[Name/Title]

Signed:	/s/ Randy Mayor	Signed:	/s/ Richard Clark

	December 30, 2005.		December 30, 2005.

	[Date]		[Date]
[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]
© Copyright 2001

PARTICIPATION AGREEMENT
☐ Check here if not applicable and do not complete this page.
     The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.
44.	EFFECTIVE DATE (1.10). The Effective Date of the Plan for the Participating Employer is: July 1, 2005.

45.	NEW PLAN/RESTATEMENT. The Participating Employer’s adoption of this Plan constitutes: (Choose one of (a) or (b))

☑	(a) The adoption of a new plan by the Participating Employer.

☐	(b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: , and having an original effective date of: .
46. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating Employer (Choose one or more of (a) through (d) as applicable): [Note: If the Plan does not credit any additional predecessor service under Section 1.30 for this Participating Employer, do not complete this election.]
☑	(a) Eligibility. For eligibility under Article II. See Plan Section 1.30 for time of Plan entry.

☑	(b) Vesting. For vesting under Article V.

☑	(c) Contribution allocation. For contribution allocations under Article III.

☐	(d) Exceptions. Except for the following Service: .

Name of Plan:	Name of Participating Employer:

Home Bancshares, Inc. 401(k) Plan	FirsTrust Financial Services, Inc.

Signed: /s/ Michael Mcbryde

[Name/Title]

December 30, 2005.

[Date]

Participating Employer’s EIN: 36-4444815

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer:	Name(s) of Trustee:
Home BancShares, Inc.	FirsTrust Financial Services, Inc.

Randy E. Mayor, Authorized Officer.	Richard Clark, Authorized Trust Officer.

[Name/Title]	[Name/Title]

Signed:	/s/ Randy Mayor	Signed:	/s/ Richard Clark

	December 30, 2005.		December 30, 2005.

	[Date]		[Date]
[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]
© Copyright 2001

PARTICIPATION AGREEMENT
☐ Check here if not applicable and do not complete this page.
     The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.
47.	EFFECTIVE DATE (1.10) The Effective Date of the Plan for the Participating Employer is: July 1, 2005.

48.	NEW PLAN/RESTATEMENT. The Participating Employer’s adoption of this Plan constitutes: (Choose one of (a) or (b))

☑	(a) The adoption of a new plan by the Participating Employer.

☐	(b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: , and having an original effective date of: .
49. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating Employer (Choose one or more of (a) through (d) as applicable): [Note: If the Plan does not credit any additional predecessor service under Section 1.30 for this Participating Employer, do not complete this election.]
☑	(a) Eligibility. For eligibility under Article II. See Plan Section 1.30 for time of Plan entry.

☑	(b) Vesting. For vesting under Article V.

☑	(c) Contribution allocation. For contribution allocations under Article III.

☐	(d) Exceptions. Except for the following Service: .

Name of Plan:	Name of Participating Employer:

Home Bancshares, Inc. 401(k) Plan	Community Bank of Cabot

Signed: /s/ Tracy French	Pres./CEO

[Name/Title]

December 30, 2005.

[Date]

Participating Employer’s EIN: 71-0009710

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer:	Name(s) of Trustee:
Home BancShares, Inc.	FirsTrust Financial Services, Inc.

Randy E. Mayor, Authorized Officer.	Richard Clark, Authorized Trust Officer.

[Name/Title]	[Name/Title]

Signed:	/s/ Randy Mayor	Signed:	/s/ Richard Clark

	December 30, 2005.		December 30, 2005.

	[Date]		[Date]
[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]
© Copyright 2001

PARTICIPATION AGREEMENT
☐ Check here if not applicable and do not complete this page.
     The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.
50.	EFFECTIVE DATE (1.10). The Effective Date of the Plan for the Participating Employer is: July 1, 2005.

51.	NEW PLAN/RESTATEMENT. The Participating Employer’s adoption of this Plan constitutes: (Choose one of (a) or (b))

☑	(a) The adoption of a new plan by the Participating Employer.

☐	(b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: , and having an original effective date of: .
52. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating Employer (Choose one or more of (a) through (d) as applicable): [Note: If the Plan does not credit any additional predecessor service under Section 1.30 for this Participating Employer, do not complete this election.]
☑	(a) Eligibility. For eligibility under Article II. See Plan Section 1.30 for time of Plan entry.

☑	(b) Vesting. For vesting under Article V.

☑	(c) Contribution allocation. For contribution allocations under Article III.

☐	(d) Exceptions. Except for the following Service: .

Name of Plan:	Name of Participating Employer:

Home Bancshares, Inc. 401(k) Plan	Community Home Lenders of Arkanas Inc.

Signed: /s/ Tracy French	Pres./CEO

[Name/Title]

December 30, 2005.
[Date]

Participating Employer’s EIN: 71-0765963

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer:	Name(s) of Trustee:
Home BancShares, Inc.	FirsTrust Financial Services, Inc.
Randy E. Mayor, Authorized Officer.	Richard Clark, Authorized Trust Officer.

[Name/Title]	[Name/Title]

Signed:	/s/ Randy Mayor	Signed:	/s/ Richard Clark

	December 30, 2005 .		December 30, 2005 .
	[Date]		[Date]
[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]
© Copyright 2001

PARTICIPATION AGREEMENT
☐ Check here if not applicable and do not complete this page.
     The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.
53.	EFFECTIVE DATE (1.10). The Effective Date of the Plan for the Participating Employer is: July 1, 2005.

54.	NEW PLAN/RESTATEMENT. The Participating Employer’s adoption of this Plan constitutes: (Choose one of (a) or (b))

☑	(a) The adoption of a new plan by the Participating Employer.

☐	(b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: , and having an original effective date of: .
55. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating Employer (Choose one or more of (a) through (d) as applicable): [Note: If the Plan does not credit any additional predecessor service under Section 1.30 for this Participating Employer, do not complete this election.]
☑	(a) Eligibility. For eligibility under Article II. See Plan Section 1.30 for time of Plan entry.

☑	(b) Vesting. For vesting under Article V.

☑	(c) Contribution allocation. For contribution allocations under Article III.

☐	(d) Exceptions. Except for the following Service: .

Name of Plan:	Name of Participating Employer:

Home Bancshares, Inc. 401(k) Plan	Community Title Services, Inc.

Signed:	/s/ TRACY FRENCH	Pres./CEO

[Name/Title]
December 30, 2005.
[Date]

Participating Employer’s EIN: 71-0845873

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer:	Name(s) of Trustee:
Home BancShares, Inc.	FirsTrust Financial Services, Inc.

Randy E. Mayor, Authorized Officer.	Richard Clark, Authorized Trust Officer.

[Name/Title]	[Name/Title]

Signed:	/s/ Randy Mayor	Signed:	/s/ Richard Clark

	December 30, 2005 .		December 30, 2005 .
	[Date]		[Date]
[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]
© Copyright 2001

PARTICIPATION AGREEMENT
☐ Check here if not applicable and do not complete this page.
     The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.
56.	EFFECTIVE DATE (1.10). The Effective Date of the Plan for the Participating Employer is: July 1, 2005.

57.	NEW PLAN/RESTATEMENT. The Participating Employer’s adoption of this Plan constitutes: (Choose one of (a) or (b))

☑	(a) The adoption of a new plan by the Participating Employer.

☐	(b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: , and having an original effective date of: .
58. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating Employer (Choose one or more of (a) through (d) as applicable): [Note: If the Plan does not credit any additional predecessor service under Section 1.30 for this Participating Employer, do not complete this election.]
☑	(a) Eligibility. For eligibility under Article II. See Plan Section 1.30 for time of Plan entry.

☑	(b) Vesting. For vesting under Article V.

☑	(c) Contribution allocation. For contribution allocations under Article III.

☐	(d) Exceptions. Except for the following Service: .

Name of Plan:	Name of Participating Employer:

Home Bancshares, Inc. 401(k) Plan	Lonoke Abstract Company

Signed:	/s/ Tracy French	Pres./CEO

[Name/Title]

December 30, 2005.

[Date]

Participating Employer’s EIN: 71-0850681

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer:	Name(s) of Trustee:
Home BancShares, Inc.	FirsTrust Financial Services, Inc.
Randy E. Mayor, Authorized Officer.	Richard Clark, Authorized Trust Officer.

[Name/Title]	[Name/Title]

Signed:	/s/ Randy Mayor	Signed:	/s/ Richard Clark

	December 30, 2005.		December 30, 2005.

	[Date]		[Date]
[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]
© Copyright 2001

PARTICIPATION AGREEMENT
☐ Check here if not applicable and do not complete this page.
     The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.
59.	EFFECTIVE DATE (1.10). The Effective Date of the Plan for the Participating Employer is: July 1, 2005.

60.	NEW PLAN/RESTATEMENT. The Participating Employer’s adoption of this Plan constitutes: (Choose one of (a) or (b))

☑	(a) The adoption of a new plan by the Participating Employer.

☐	(b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: , and having an original effective date of: .
61. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating Employer (Choose one or more of (a) through (d) as applicable): [Note: If the Plan does not credit any additional predecessor service under Section 1.30 for this Participating Employer, do not complete this election.]
☑	(a) Eligibility. For eligibility under Article II. See Plan Section 1.30 for time of Plan entry.

☑	(b) Vesting. For vesting under Article V.

☑	(c) Contribution allocation. For contribution allocations under Article III.

☐	(d) Exceptions. Except for the following Service: .

Name of Plan:	Name of Participating Employer:

Home Bancshares, Inc. 401(k) Plan	Grand Prairie Title Co., Inc.

Signed:	/s/ Tracy French	Pres./CEO

[Name/Title]

December 30, 2005.
[Date]

Participating Employer’s EIN: 71-0538867

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer:	Name(s) of Trustee:
Home BancShares, Inc.	FirsTrust Financial Services, Inc.
Randy E. Mayor, Authorized Officer.	Richard Clark, Authorized Trust Officer.

[Name/Title]	[Name/Title]

Signed:	/s/ Randy Mayor	Signed:	/s/ Richard Clark

	December 30, 2005.		December 30, 2005.
	[Date]		[Date]
[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]
© Copyright 2001

PARTICIPATION AGREEMENT
☐ Check here if not applicable and do not complete this page.
     The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.
59.	EFFECTIVE DATE (1.10). The Effective Date of the Plan for the Participating Employer is: July 1, 2005.

60.	NEW PLAN/RESTATEMENT. The Participating Employer’s adoption of this Plan constitutes: (Choose one of (a) or (b))

☑	(a) The adoption of a new plan by the Participating Employer.

☐	(b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: , and having an original effective date of: .
61. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating Employer (Choose one or more of (a) through (d) as applicable): [Note: If the Plan does not credit any additional predecessor service under Section 1.30 for this Participating Employer, do not complete this election.]
☑	(a) Eligibility. For eligibility under Article II. See Plan Section 1.30 for time of Plan entry.

☑	(b) Vesting. For vesting under Article V.

☑	(c) Contribution allocation. For contribution allocations under Article III.

☐	(d) Exceptions. Except for the following Service: .

Name of Plan:	Name of Participating Employer:

Home Bancshares, Inc. 401(k) Plan	Marine Bank of the Florida Keys

Signed:	/s/ R. Hunter Padgett Pres., Marine Bk

[Name/Title]

December 30, 2005.
[Date]

Participating Employer’s EIN:	65-0414448
Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer:	Name(s) of Trustee:
Home BancShares, Inc.	FirsTrust Financial Services, Inc.
Randy E. Mayor, Authorized Officer.	Richard Clark, Authorized Trust Officer.

[Name/Title]	[Name/Title]

Signed:	/s/ Randy Mayor	Signed:	/s/ Richard Clark

	December 30, 2005.		December 30, 2005.
	[Date]		[Date]
[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]
© Copyright 2001

PARTICIPATION AGREEMENT
☐ Check here if not applicable and do not complete this page.
          The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.21 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by the Signatory Employer to the Execution Page of the Adoption Agreement, except as otherwise provided in this Participation Agreement.
59.	EFFECTIVE DATE (1.10). The Effective Date of the Plan for the Participating Employer is: September 1, 2005.

60.	NEW PLAN/RESTATEMENT. The Participating Employer’s adoption of this Plan constitutes: (Choose one of (a) or (b))
☑	(a) The adoption of a new plan by the Participating Employer.

☐	(b) The adoption of an amendment and restatement of a plan currently maintained by the Participating Employer, identified as: , and having an original effective date of: .
61. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service credited by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with this Participating Employer (Choose one or more of (a) through (d) as applicable): [Note: If the Plan does not credit any additional predecessor service under Section 1.30 for this Participating Employer, do not complete this election.]
☑	(a) Eligibility. For eligibility under Article II. See Plan Section 1.30 for time of Plan entry.

☑	(b) Vesting. For vesting under Article V.

☑	(c) Contribution allocation. For contribution allocations under Article III.

☐	(d) Exceptions. Except for the following Service: .

Name of Plan:	Name of Participating Employer:

Home Bancshares, Inc. 401(k) Plan	Bank of Mountain View

Signed: /s/ Ron Sims President/CEO
[Name/Title]

December 30, 2005.
[Date]

Participating Employer’s EIN: 71-0009990

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer:	Name(s) of Trustee:
Home BancShares, Inc.	FirsTrust Financial Services, Inc.
Randy E. Mayor, Authorized Officer.	Richard Clark, Authorized Trust Officer.
[Name/Title]	[Name/Title]

Signed: /s/ Randy Mayor	Signed: /s/ Richard Clark
December 30, 2005.	December 30, 2005.
[Date]	[Date]
[Note: Each Participating Employer must execute a separate Participation Agreement. If the Plan does not have a Participating Employer, the Signatory Employer may delete this page from the Adoption Agreement.]
© Copyright 2001

APPENDIX A
TESTING ELECTIONS/EFFECTIVE DATE ADDENDUM
62.      The following testing elections and special effective dates apply: [Note: Except as otherwise provided in the Plan or Adoption Agreement, the general effective date for GUST provisions is the first Plan Year beginning after December 31, 1996, except for certain GATT provisions effective for Plan Years beginning after December 31, 1994.] (Choose one or more of (a) through (n) as applicable)
☐	(a) Highly Compensated Employee (1.14). For Plan Years beginning after , the Employer makes the following election(s) regarding the definition of Highly Compensated Employee:
(1)	☐ Top paid group election.

(2)	☐ Calendar year data election (fiscal year plan).
☐	(b) 401(k) current year testing. The Employer will apply the current year testing method in applying the ADP and ACP tests effective for Plan Years beginning after . [Note: For Plan Years beginning on or after the Employer’s execution of its “GUST” restatement, the Employer must use the same testing method within the same Plan Year for both the ADP and ACP tests.]

☐	(c) Compensation. The Compensation definition under Section 1.07 will apply for Plan Years beginning after: .

☐	(d) Election not to participate. The election not to participate under Section 2.06 is effective: .

☐	(e) 401(k) safe harbor. The 401(k) safe harbor provisions under Section 3.01(d) are effective: .

☐	(f) Negative election. The negative election provision under Section 3.02(b) is effective: .

☐	(g) Contribution/allocation formula. The specified contribution(s) and allocation method(s) under Sections 3.01 and 3.04 are effective: .

☐	(h) Allocation conditions. The allocation conditions of Section 3.06 are effective: .

☐	(i) Benefit payment elections. The distribution elections of Section(s) are effective: .

☐	(j) Election to continue pre-SBJPA required beginning date. A Participant may not elect to defer commencement of the distribution of his/her Vested Account Balance beyond the April 1 following the calendar year in which the Participant attains age 70 1/2. See Plan Section 6.02(A).

☐	(k) Elimination of age 70 1/2 in-service distributions. The Plan eliminates a Participant’s (other than a more than 5% owner) right to receive in-service distributions on April 1 of the calendar year following the year in which the Participant attains age 70 1/2 for Plan Years beginning after: .

☐	(l) Allocation of earnings. The earnings allocation provisions under Section 9.08 are effective: .

☐	(m) Elimination of optional forms of benefit. The Employer elects prospectively to eliminate the following optional forms of benefit: (Choose one or more of (1), (2) and (3) as applicable)
☐	(1) QJSA and QPSA benefits as described in Plan Sections 6.04, 6.05 and 6.06 effective: .

☐	(2) Installment distributions as described in Section 6.03 effective: .

☐	(3) Other optional forms of benefit (Any election to eliminate must be consistent with Treas. Reg. §1.411(d)-4): .
☐	(n) Special effective date(s): The vesting schedule described in Section 5.03 is effective January 1, 2006, and employees hired before January 1, 2006, of Participating Employers other than First State Bank, First Data Solutions, Inc., Twin City Bank, FirsTrust Financial Services, Inc. and Bank of Mountain View are subject to the vesting schedule of each Participating Employer’s plan prior to the merger with this Plan .
          For periods prior to the above-specified special effective date(s), the Plan terms in effect prior to its restatement under this Adoption Agreement will control for purposes of the designated provisions. A special effective date may not result in the delay of a Plan provision beyond the permissible effective date under any applicable law.
© Copyright 2001

APPENDIX B
GUST Remedial Amendment Period Elections
63.      The following GUST restatement elections apply: [Note: Except as otherwise provided in the Plan or Adoption Agreement, the general effective date for GUST provisions is the first Plan Year beginning after December 31, 1996, except for certain GATT provisions effective for Plan Years beginning after December 31, 1994.] (Choose one or more of (a) through (j) as applicable. Also complete (k) and (l).)
☐	(a) Highly Compensated Employee elections. The Employer makes the following remedial amendment period elections with respect to the Highly Compensated Employee definition:

(1) 1997:	☐ Top paid group election.	☐ Calendar year election.
☐ Calendar year data election.
(2) 1998:	☐ Top paid group election.	☐ Calendar year data election.
(3) 1999:	☐ Top paid group election.	☐ Calendar year data election.
(4) 2000:	☐ Top paid group election.	☐ Calendar year data election.
(5) 2001:	☐ Top paid group election.	☐ Calendar year data election.
(6) 2002:	☐ Top paid group election.	☐ Calendar year data election.
☐	(b) 401(k) testing methods. The Employer makes the following remedial amendment period elections with respect to the ADP test and the ACP test: [Note: The Employer may use a different testing method for the ADP and ACP tests through the end of the Plan Year in which the Employer executes its GUST restated Plan.]

ADP test			ACP test
(1) 1997:	☐ prior year	☐ current year	1997:	☐ prior year	☐ current year
(2) 1998:	☐ prior year	☐ current year	1998:	☐ prior year	☐ current year
(3) 1999:	☐ prior year	☐ current year	1999:	☐ prior year	☐ current year
(4) 2000:	☐ prior year	☐ current year	2000:	☐ prior year	☐ current year
(5) 2001:	☐ prior year	☐ current year	2001:	☐ prior year	☐ current year
(6) 2002:	☐ prior year	☐ current year	2002:	☐ prior year	☐ current year
☐	(c) Delayed application of SBJPA required beginning date. The Employer elects to delay the effective date for the required beginning date provision of Plan Section 6.02 until Plan Years beginning after: .

☐	(d) Model Amendment for required minimum distributions. The Employer adopts the IRS Model Amendment in Plan Section 6.02(E) effective . [Note: The date must not be earlier than January 1, 2001.]
Defined Benefit Limitation
☐	(e) Code §415(e) repeal. The repeal of the Code §415(e) limitation is effective for Limitation Years beginning after . [Note: If the Employer does not make an election under (e), the repeal is effective for Limitation Years beginning after December 31, 1999.]
Code §415(e) limitation. To the extent necessary to satisfy the limitation under Plan Section 3.17 for Limitation Years beginning prior to the repeal of Code §415(e), the Employer will reduce: (Choose one of (f) or (g))
☐	(f) The Participant’s projected annual benefit under the defined benefit plan.

☐	(g) The Employer’s contribution or allocation on behalf of the Participant to the defined contribution plan and then, if necessary, the Participant’s projected annual benefit under the defined benefit plan.
Coordination with top-heavy minimum allocation. The Plan Administrator will apply the top-heavy minimum allocation provisions of Article XII with the following modifications: (Choose (h) or choose (i) or (j) or both as applicable)
☐	(h) No modifications.

☐	(i) For Non-Key Employees participating only in this Plan, the top-heavy minimum allocation is the minimum allocation determined by substituting % (not less than 4%) for “3%,” except: (Choose one of (1) or (2))
☐	(1) No exceptions.

☐	(2) Plan Years in which the top-heavy ratio exceeds 90%.
☐	(j) For Non-Key Employees also participating in the defined benefit plan, the top-heavy minimum is: (Choose one of (1) or (2))
☐	(1) 5% of Compensation irrespective of the contribution rate of any Key Employee: (Choose one of a. or b.)
☐	a. No exceptions.

☐	b. Substituting “7 1/2%” for “5%” if the top-heavy ratio does not exceed 90%.
☐	(2) 0%. [Note: The defined benefit plan must satisfy the top-heavy minimum benefit requirement for these Non-Key Employees.]
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Actuarial assumptions for top-heavy calculation. To determine the top-heavy ratio, the Plan Administrator will use the following interest rate and mortality assumptions to value accrued benefits under a defined benefit plan:                     .
Cash-out/Lookback.
☐	(k) Cash-out. For Plan Years beginning before August 6, 1997, the Plan references to “$5,000” in the Plan are $3,500 in lieu of $5,000. The Plan Administrator will apply the $5,000 amount effective . [Note: The Employer should specify the date that the Plan Administrator first operationally applied the $5,000 amount which may not be earlier than Plan Years beginning after August 5, 1997.]

☐	(l) Lookback. The determination of the Vested Account balance under Plan Section 6.01(A)(6) is effective for distributions made after . [Note: The Employer should specify the date that the Plan Administrator discontinued application of the “lookback rule.” The earliest date that the Employer may specify is October 16, 2000.]
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CHECKLIST OF EMPLOYER INFORMATION
AND EMPLOYER ADMINISTRATIVE ELECTIONS
Commencing with the 2006 Plan Year
     The Plan permits the Employer to make certain administrative elections not reflected in the Adoption Agreement. This form lists those administrative elections and provides a means of recording the Employer’s elections. This checklist is not part of the Plan document.
64.	Employer Information.

Home BancShares, Inc.

[Employer Name]

719 Harkrider Street, Suite 300

[Address]

Conway, Arkansas 72032	(501) 664-6622

[City, State and Zip Code]	[Telephone Number]

65. Form of Business.

(a) ☑ Corporation	(b) ☐ S Corporation
(c) ☐ Limited Liability Company	(d) ☐ Sole Proprietorship
(e) ☐ Partnership	(f) ☐
66.	Section 1.07(F) — Nondiscriminatory definition of Compensation. When testing nondiscrimination under the Plan, the Plan permits the Employer to make elections regarding the definition of Compensation. [Note: This election solely is for purposes of nondiscrimination testing. The election does not affect the Employer’s elections under Section 1.07 which apply for purposes of allocating Employer contributions and Participant forfeitures.]

(a) ☑ The Plan will “gross up” Compensation for Elective Contributions.

(b) ☐ The Plan will exclude Elective Contributions.

67.	Section 4.04 — Rollover contributions.

(a) ☑ The Plan accepts rollover contributions.

(b) ☐ The Plan does not accept rollover contributions.

68.	Section 8.06 — Participant direction of investment/404(c). The Plan authorizes Participant direction of investment with Trustee consent. If the Trustee permits Participant direction of investment, the Employer and the Trustee should adopt a policy which establishes the applicable conditions and limitations, including whether they intend the Plan to comply with ERISA §404(c).

(a) ☐ The Plan permits Participant direction of investment and is a 404(c) plan.

(b) ☑ The Plan does not permit Participant direction of investment or is a non-404(c) plan.

69.	Section 9.04[A] — Participant loans. The Plan authorizes the Plan Administrator to adopt a written loan policy to permit Participant loans.

(a) ☐ The Plan permits Participant loans subject to the following conditions:
(1) ☐ Minimum loan amount: $ .

(2) ☐ Maximum number of outstanding loans: .

(3) ☐ Reasons for which a Participant may request a loan:
a. ☐ Any purpose.

b. ☐ Hardship events.

c. ☐ Other: .
(4) ☐ Suspension of loan repayments:
a. ☐ Not permitted.

b. ☐ Permitted for non-military leave of absence.

c. ☐ Permitted for military service leave of absence.
(5) ☐ The Participant must be a party in interest.
(b) ☑ The Plan does not permit Participant loans.

70.	Section 11.01 — Life insurance. The Plan with Employer approval authorizes the Trustee to acquire life insurance.

(a) ☐ The Plan will invest in life insurance contracts.

(b) ☑ The Plan will not invest in life insurance contracts.

71.	Surety bond company: . Surety bond amount: $
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EGTRRA
AMENDMENT TO THE
HOME BANCSHARES, INC. 401(K) PLAN

EGTRRA-Employer
ARTICLE I
PREAMBLE
1.1	Adoption and effective date of amendment. This amendment of the plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

1.2	Supersession of inconsistent provisions. This amendment shall supersede the provisions of the plan to the extent those provisions are inconsistent with the provisions of this amendment.
ARTICLE II
ADOPTION AGREEMENT ELECTIONS

The questions in this Article II only need to be completed in order to override the default provisions set forth below. If all of the default provisions will apply, then these questions should be skipped.

Unless the employer elects otherwise in this Article II, the following defaults apply:
1)	The vesting schedule for matching contributions will be a 6 year graded schedule (if the plan currently has a graded schedule that does not satisfy EGTRRA) or a 3 year cliff schedule (if the plan currently has a cliff schedule that does not satisfy EGTRRA), and such schedule will apply to all matching contributions (even those made prior to 2002).

2)	Rollovers are automatically excluded in determining whether the $5,000 threshold has been exceeded for automatic cash-outs (if the plan is not subject to the qualified joint and survivor annuity rules and provides for automatic cash-outs). This is applied to all participants regardless of when the distributable event occurred.

3)	The suspension period after a hardship distribution is made will be 6 months and this will only apply to hardship distributions made after 2001.

4)	Catch-up contributions will be allowed.

2.1	Vesting Schedule for Matching Contributions

If there are matching contributions subject to a vesting schedule that does not satisfy EGTRRA, then unless otherwise elected below, for participants who complete an hour of service in a plan year beginning after December 31, 2001, the following vesting schedule will apply to all matching contributions subject to a vesting schedule:

If the plan has a graded vesting schedule (i.e., the vesting schedule includes a vested percentage that is more than 0% and less than 100%) the following will apply:

Years of vesting service	Nonforfeitable percentage

2	20%
3	40%
4	60%
5	80%
6	100%
If the plan does not have a graded vesting schedule, then matching contributions will be nonforfeitable upon the completion of 3 years of vesting service.

In lieu of the above vesting schedule, the employer elects the following schedule:
a. ☐	3 year cliff (a participant’s accrued benefit derived from employer matching contributions shall be nonforfeitable upon the participant’s completion of three years of vesting service).

b. ☐	6 year graded schedule (20% after 2 years of vesting service and an additional 20% for each year thereafter).

c. ☐	Other (must be at least as liberal as a. or the b. above):
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Years of vesting service	Nonforfeitable percentage
%
%
%
%
%
The vesting schedule set forth herein shall only apply to participants who complete an hour of service in a plan year beginning after December 31, 2001, and, unless the option below is elected, shall apply to all matching contributions subject to a vesting schedule.
d. ☐	The vesting schedule will only apply to matching contributions made in plan years beginning after December 31, 2001 (the prior schedule will apply to matching contributions made in prior plan years).
2.2	Exclusion of Rollovers in Application of Involuntary Cash-out Provisions (for profit sharing and 401(k) plans only). If the plan is not subject to the qualified joint and survivor annuity rules and includes involuntary cash-out provisions, then unless one of the options below is elected, effective for distributions made after December 31, 2001, rollover contributions will be excluded in determining the value of the participant’s nonforfeitable account balance for purposes of the plan’s involuntary cash-out rules.
a. ☐	Rollover contributions will not be excluded.

b. ☐	Rollover contributions will be excluded only with respect to distributions made after . (Enter a date no earlier than December 31, 2001.)

c. ☐	Rollover contributions will only be excluded with respect to participants who separated from service after . (Enter a date. The date may be earlier than December 31, 2001.)
2.3	Suspension period of hardship distributions. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k)-1(d)(2)(iv), then, unless the option below is elected, the suspension period following a hardship distribution shall only apply to hardship distributions made after December 31, 2001.
☐	With regard to hardship distributions made during 2001, a participant shall be prohibited from making elective deferrals and employee contributions under this and all other plans until the later of January 1, 2002, or 6 months after receipt of the distribution.
2.4	Catch-up contributions (for 401(k) profit sharing plans only): The plan permits catch-up contributions (Article VI) unless the option below is elected.
☐	The plan does not permit catch-up contributions to be made.
ARTICLE III
VESTING OF MATCHING CONTRIBUTIONS
3.1	Applicability. This Article shall apply to participants who complete an Hour of Service after December 31, 2001, with respect to accrued benefits derived from employer matching contributions made in plan years beginning after December 31, 2001. Unless otherwise elected by the employer in Section 2.1 above, this Article shall also apply to all such participants with respect to accrued benefits derived from employer matching contributions made in plan years beginning prior to January 1, 2002.

3.2	Vesting schedule. A participant’s accrued benefit derived from employer matching contributions shall vest as provided in Section 2.1 of this amendment.
ARTICLE IV
INVOLUNTARY CASH-OUTS
4.1	Applicability and effective date. If the plan provides for involuntary cash-outs of amounts less than $5,000, then unless otherwise elected in Section 2.2 of this amendment, this Article shall apply for distributions made after December 31, 2001, and shall apply to all participants. However, regardless of the preceding, this Article shall not apply if the plan is subject to the qualified joint and survivor annuity requirements of Sections 401(a)(11) and 417 of the Code.

4.2	Rollovers disregarded in determining value of account balance for involuntary distributions. For purposes of the Sections of the plan that provide for the involuntary distribution of vested accrued benefits of $5,000 or less, the value of a participant’s nonforfeitable account balance shall be determined without regard to that portion of the account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code. If the value of the participant’s nonforfeitable account balance as so determined is $5,000 or less, then the plan shall immediately distribute the participant’s entire nonforfeitable account balance.
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ARTICLE V
HARDSHIP DISTRIBUTIONS
5.1	Applicability and effective date. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k)-1(d)(2)(iv), then this Article shall apply for calendar years beginning after 2001.

5.2	Suspension period following hardship distribution. A participant who receives a distribution of elective deferrals after December 31, 2001, on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the employer for 6 months after receipt of the distribution. Furthermore, if elected by the employer in Section 2.3 of this amendment, a participant who receives a distribution of elective deferrals in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans until the later of January 1, 2002, or 6 months after receipt of the distribution.
ARTICLE VI
CATCH-UP CONTRIBUTIONS
Catch-up Contributions. Unless otherwise elected in Section 2.4 of this amendment, all employees who are eligible to make elective deferrals under this plan and who have attained age 50 before the close of the plan year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the plan implementing the required limitations of Sections 402(g) and 415 of the Code. The plan shall not be treated as failing to satisfy the provisions of the plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.
ARTICLE VII
INCREASE IN COMPENSATION LIMIT
Increase in Compensation Limit. The annual compensation of each participant taken into account in determining allocations for any plan year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. Annual compensation means compensation during the plan year or such other consecutive 12-month period over which compensation is otherwise determined under the plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.
ARTICLE VIII
PLAN LOANS
Plan loans for owner-employees or shareholder-employees. If the plan permits loans to be made to participants, then effective for plan loans made after December 31, 2001, plan provisions prohibiting loans to any owner-employee or shareholder-employee shall cease to apply.
ARTICLE IX
LIMITATIONS ON CONTRIBUTIONS (IRC SECTION 415 LIMITS)
9.1	Effective date. This Section shall be effective for limitation years beginning after December 31, 2001.

9.2	Maximum annual addition. Except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable, the annual addition that may be contributed or allocated to a participant’s account under the plan for any limitation year shall not exceed the lesser of:
a.	$40,000, as adjusted for increases in the cost-of-living under Section 415(d) of the Code, or

b.	100 percent of the participant’s compensation, within the meaning of Section 415(c)(3) of the Code, for the limitation year.
The compensation limit referred to in b. shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition.
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ARTICLE X
MODIFICATION OF TOP-HEAVY RULES
10.1	Effective date. This Article shall apply for purposes of determining whether the plan is a top-heavy plan under Section 416(g) of the Code for plan years beginning after December 31, 2001, and whether the plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years. This Article amends the top-heavy provisions of the plan.

10.2	Determination of top-heavy status.

10.2.1	Key employee. Key employee means any employee or former employee (including any deceased employee) who at any time during the plan year that includes the determination date was an officer of the employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for plan years beginning after December 31, 2002), a 5-percent owner of the employer, or a 1-percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

10.2.2	Determination of present values and amounts. This Section 10.2.2 shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.
a.	Distributions during year ending on the determination date. The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the plan and any plan aggregated with the plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting “5-year period” for “1-year period.”

b.	Employees not performing services during year ending on the determination date. The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.
10.3	Minimum benefits.

10.3.1	Matching contributions. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the plan. The preceding sentence shall apply with respect to matching contributions under the plan or, if the plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Section 401(m) of the Code.

10.3.2	Contributions under other plans. The employer may provide, in an addendum to this amendment, that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met). The addendum should include the name of the other plan, the minimum benefit that will be provided under such other plan, and the employees who will receive the minimum benefit under such other plan.
ARTICLE XI
DIRECT ROLLOVERS
11.1	Effective date. This Article shall apply to distributions made after December 31, 2001.

11.2	Modification of definition of eligible retirement plan. For purposes of the direct rollover provisions of the plan, an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code.

11.3	Modification of definition of eligible rollover distribution to exclude hardship distributions. For purposes of the direct rollover provisions of the plan, any amount that is distributed on account of hardship shall not be an eligible rollover
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distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.
11.4	Modification of definition of eligible rollover distribution to include after-tax employee contributions. For purposes of the direct rollover provisions in the plan, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.
ARTICLE XII
ROLLOVERS FROM OTHER PLANS
Rollovers from other plans. The employer, operationally and on a nondiscriminatory basis, may limit the source of rollover contributions that may be accepted by this plan.
ARTICLE XIII
REPEAL OF MULTIPLE USE TEST
Repeal of Multiple Use Test. The multiple use test described in Treasury Regulation Section 1.401(m)-2 and the plan shall not apply for plan years beginning after December 31, 2001.
ARTICLE XIV
ELECTIVE DEFERRALS
14.1	Elective Deferrals — Contribution Limitation. No participant shall be permitted to have elective deferrals made under this plan, or any other qualified plan maintained by the employer during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable.
14.2	Maximum Salary Reduction Contributions for SIMPLE plans. If this is a SIMPLE 401(k) plan, then except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable, the maximum salary reduction contribution that can be made to this plan is the amount determined under Section 408(p)(2)(A)(ii) of the Code for the calendar year.
ARTICLE XV
SAFE HARBOR PLAN PROVISIONS
Modification of Top-Heavy Rules. The top-heavy requirements of Section 416 of the Code and the plan shall not apply in any year beginning after December 31, 2001, in which the plan consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met.
ARTICLE XVI
DISTRIBUTION UPON SEVERANCE OF EMPLOYMENT
16.1	Effective date. This Article shall apply for distributions and transactions made after December 31, 2001, regardless of when the severance of employment occurred.
16.2	New distributable event. A participant’s elective deferrals, qualified nonelective contributions, qualified matching contributions, and earnings attributable to these contributions shall be distributed on account of the participant’s severance from employment. However, such a distribution shall be subject to the other provisions of the plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.
This amendment has been executed this                                          day of                                                              ,                     .
Name of Employer:      Home BancShares, Inc.

By:

EMPLOYER
Name of Plan: Home Bancshares, Inc. 401(k) Plan
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POST-EGTRRA
AMENDMENT TO THE
HOME BANCSHARES, INC. 401(K) PLAN

POST-EGTRRA- Employer
ARTICLE I
PREAMBLE
1.1	Adoption and effective date of amendment. This amendment of the plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), the Job Creation and Worker Assistance Act of 2002, and other IRS guidance. This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.
1.2	Supersession of inconsistent provisions. This amendment shall supersede the provisions of the plan to the extent those provisions are inconsistent with the provisions of this amendment.
ARTICLE II
ADOPTION AGREEMENT ELECTIONS
The questions in this Article II only need to be completed in order to override the default provisions set forth below. If all of the default provisions will apply, then these questions should be skipped.

Unless the employer elects otherwise in this Article II, the following defaults apply:
1.	If catch-up contributions are permitted, then the catch-up contributions are treated like any other elective deferrals for purposes of determining matching contributions under the plan.

2.	For plans subject to the qualified joint and survivor annuity rules, rollovers are automatically excluded in determining whether the $5,000 threshold has been exceeded for automatic cash-outs (if the plan provides for automatic cash-outs). This is applied to all participants regardless of when the distributable event occurred.

3.	The minimum distribution requirements are effective for distribution calendar years beginning with the 2002 calendar year. In addition, participants or beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in the plan applies to distributions after the death of a participant who has a designated beneficiary.

4.	Amounts that are “deemed 125 compensation” are not included in the definition of compensation.
2.1	Exclusion of Rollovers in Application of Involuntary Cash-out Provisions. If the plan is subject to the joint and survivor annuity rules and includes involuntary cash-out provisions, then unless one of the options below is elected, effective for distributions made after December 31, 2001, rollover contributions will be excluded in determining the value of a participant’s nonforfeitable account balance for purposes of the plan’s involuntary cash-out rules.

a.	☐	Rollover contributions will not be excluded.

b.	☐	Rollover contributions will be excluded only with respect to distributions made after (Enter a date no earlier than December 31, 2001).

c.	☐	Rollover contributions will only be excluded with respect to participants who separated from service after . (Enter a date. The date may be earlier than December 31, 2001.)
2.2	Catch-up contributions (for 401(k) profit sharing plans only): The plan permits catch-up contributions effective for calendar years beginning after December 31, 2001, (Article V) unless otherwise elected below.

a.	☐	The plan does not permit catch-up contributions to be made.

b.	☐	Catch-up contributions are permitted effective as of: (enter a date no earlier than January 1, 2002).

And, catch-up contributions will be taken into account in applying any matching contribution under the Plan unless otherwise elected below.

c.	☐	Catch-up contributions will not be taken into account in applying any matching contribution under the Plan.
2.3	Amendment for Section 401(a)(9) Final and Temporary Treasury Regulations.
a.	Effective date. Unless a later effective date is specified in below, the provisions of Article VI of this amendment will apply for purposes of determining required minimum distributions for calendar years beginning with the 2002 calendar year.
☐	This amendment applies for purposes of determining required minimum distributions for distribution calendar years beginning with the 2003 calendar year, as well as required minimum distributions for
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the 2002 distribution calendar year that are made on or after (leave blank if this amendment does not apply to any minimum distributions for the 2002 distribution calendar year).
b.	Election to not permit Participants or Beneficiaries to Elect 5-Year Rule.

Unless elected below, Participants or beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in Sections 6.2.2 and 6.4.2 of this amendment applies to distributions after the death of a Participant who has a designated beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under Section 6.2.2 of this amendment, or by September 30 of the calendar year which contains the fifth anniversary of the Participant’s (or, if applicable, surviving spouse’s) death. If neither the Participant nor beneficiary makes an election under this paragraph, distributions will be made in accordance with Sections 6.2.2 and 6.4.2 of this amendment and, if applicable, the elections in Section 2.3.c of this amendment below.
☐	The provision set forth above in this Section 2.3.b shall not apply. Rather, Sections 6.2.2 and 6.4.2 of this amendment shall apply except as elected in Section 2.3.c of this amendment below.
c.	Election to Apply 5-Year Rule to Distributions to Designated Beneficiaries.
☐	If the Participant dies before distributions begin and there is a designated beneficiary, distribution to the designated beneficiary is not required to begin by the date specified in the Plan, but the Participant’s entire interest will be distributed to the designated beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. If the Participant’s surviving spouse is the Participant’s sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to either the Participant or the surviving spouse begin, this election will apply as if the surviving spouse were the Participant.
If the above is elected, then this election will apply to:
1.	☐ All distributions.

2.	☐ The following distributions: .
d.	Election to Allow Designated Beneficiary Receiving Distributions Under 5-Year Rule to Elect Life Expectancy Distributions.
☐	A designated beneficiary who is receiving payments under the 5-year rule may make a new election to receive payments under the life expectancy rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the life expectancy rule for all distribution calendar years before 2004 are distributed by the earlier of December 31, 2003, or the end of the 5-year period.
2.4	Deemed 125 Compensation. Article VII of this amendment shall not apply unless otherwise elected below.
☐	Article VII of this amendment (Deemed 125 Compensation) shall apply effective as of Plan Years and Limitation Years beginning on or after (insert the later of January 1, 1998, or the first day of the first plan year the Plan used this definition).
ARTICLE III
INVOLUNTARY CASH-OUTS
3.1	Applicability and effective date. If the plan is subject to the qualified joint and survivor annuity rules and provides for involuntary cash-outs of amounts less than $5,000, then unless otherwise elected in Section 2.1 of this amendment, this Article shall apply for distributions made after December 31, 2001, and shall apply to all participants.
3.2	Rollovers disregarded in determining value of account balance for involuntary distributions. For purposes of the Sections of the plan that provide for the involuntary distribution of vested accrued benefits of $5,000 or less, the value of a participant’s nonforfeitable account balance shall be determined without regard to that portion of the account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code. If the value of the participant’s nonforfeitable account balance as so determined is $5,000 or less, then the plan shall immediately distribute the participant’s entire nonforfeitable account balance.
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ARTICLE IV
HARDSHIP DISTRIBUTIONS
Reduction of Section 402(g) of the Code following hardship distribution. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k)-1(d)(2)(iv), then effective as of the date the elective deferral suspension period is reduced from 12 months to 6 months pursuant to EGTRRA, there shall be no reduction in the maximum amount of elective deferrals that a Participant may make pursuant to Section 402(g) of the Code solely because of a hardship distribution made by this plan or any other plan of the Employer.
ARTICLE V
CATCH-UP CONTRIBUTIONS
Catch-up Contributions. Unless otherwise elected in Section 2.2 of this amendment, effective for calendar years beginning after December 31, 2001, all employees who are eligible to make elective deferrals under this plan and who have attained age 50 before the close of the calendar year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the plan implementing the required limitations of Sections 402(g) and 415 of the Code. The plan shall not be treated as failing to satisfy the provisions of the plan implementing the requirements of Sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.
If elected in Section 2.2, catch-up contributions shall not be treated as elective deferrals for purposes of applying any Employer matching contributions under the plan.
ARTICLE VI
REQUIRED MINIMUM DISTRIBUTIONS
6.1	GENERAL RULES

6.1.1	Effective Date. Unless a later effective date is specified in Section 2.3.a of this amendment, the provisions of this amendment will apply for purposes of determining required minimum distributions for calendar years beginning with the 2002 calendar year.

6.1.2	Coordination with Minimum Distribution Requirements Previously in Effect. If the effective date of this amendment is earlier than calendar years beginning with the 2003 calendar year, required minimum distributions for 2002 under this amendment will be determined as follows. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this amendment equals or exceeds the required minimum distributions determined under this amendment, then no additional distributions will be required to be made for 2002 on or after such date to the distributee. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this amendment is less than the amount determined under this amendment, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this amendment.

6.1.3	Precedence. The requirements of this amendment will take precedence over any inconsistent provisions of the Plan.

6.1.4	Requirements of Treasury Regulations Incorporated. All distributions required under this amendment will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Internal Revenue Code.

6.1.5	TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this amendment, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

6.2	TIME AND MANNER OF DISTRIBUTION

6.2.1	Required Beginning Date. The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s required beginning date.

6.2.2	Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:
(a) If the Participant’s surviving spouse is the Participant’s sole designated beneficiary, then, except as provided in Article VI, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.
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(b) If the Participant’s surviving spouse is not the Participant’s sole designated beneficiary, then, except as provided in Section 2.3 of this amendment, distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.
(c) If there is no designated beneficiary as of September 30 of the year following the year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.
(d) If the Participant’s surviving spouse is the Participant’s sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 6.2.2, other than Section 6.2.2(a), will apply as if the surviving spouse were the Participant.
For purposes of this Section 6.2.2 and Section 2.3, unless Section 6.2.2(d) applies, distributions are considered to begin on the Participant’s required beginning date. If Section 6.2.2(d) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 6.2.2(a). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant’s required beginning date (or to the Participant’s surviving spouse before the date distributions are required to begin to the surviving spouse under Section 6.2.2(a)), the date distributions are considered to begin is the date distributions actually commence.
6.2.3	Forms of Distribution. Unless the Participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with Sections 6.3 and 6.4 of this amendment. If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury regulations.
6.3	REQUIRED MINIMUM DISTRIBUTIONS DURING PARTICIPANT’S LIFETIME
6.3.1	Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant’s lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:
(a) the quotient obtained by dividing the Participant’s account balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s age as of the Participant’s birthday in the distribution calendar year; or
(b) if the Participant’s sole designated beneficiary for the distribution calendar year is the Participant’s spouse, the quotient obtained by dividing the Participant’s account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s and spouse’s attained ages as of the Participant’s and spouse’s birthdays in the distribution calendar year.
6.3.2	Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death. Required minimum distributions will be determined under this Section 6.3 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant’s date of death.
6.4 REQUIRED MINIMUM DISTRIBUTIONS AFTER PARTICIPANT’S DEATH
6.4.1 Death On or After Date Distributions Begin.
(a) Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant’s designated beneficiary, determined as follows:
(1) The Participant’s remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.
(2) If the Participant’s surviving spouse is the Participant’s sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant’s death using the surviving spouse’s age as of the spouse’s birthday in that year. For distribution calendar years after the year of the surviving spouse’s death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year.
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(3) If the Participant’s surviving spouse is not the Participant’s sole designated beneficiary, the designated beneficiary’s remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent year.
(b) No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the Participant’s death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the Participant’s remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.
6.4.2	Death Before Date Distributions Begin.
(a) Participant Survived by Designated Beneficiary. Except as provided in Section 2.3, if the Participant dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the remaining life expectancy of the Participant’s designated beneficiary, determined as provided in Section 6.4.1.
(b) No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the Participant’s death, distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.
(c) Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant’s surviving spouse is the Participant’s sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 6.2.2(a), this Section 6.4.2 will apply as if the surviving spouse were the Participant.
6.5	DEFINITIONS
6.5.1	Designated beneficiary. The individual who is designated as the Beneficiary under the Plan and is the designated beneficiary under Section 401(a)(9) of the Internal Revenue Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.
6.5.2	Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant’s required beginning date. For distributions beginning after the Participant’s death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 6.2.2. The required minimum distribution for the Participant’s first distribution calendar year will be made on or before the Participant’s required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant’s required beginning date occurs, will be made on or before December 31 of that distribution calendar year.
6.5.3	Life expectancy. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.
6.5.4	Participant’s account balance. The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of the dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.
6.5.5	Required beginning date. The date specified in the Plan when distributions under Section 401(a)(9) of the Internal Revenue Code are required to begin.
ARTICLE VII
DEEMED 125 COMPENSATION
If elected, this Article shall apply as of the effective date specified in Section 2.4 of this amendment. For purposes of any definition of compensation under this Plan that includes a reference to amounts under Section 125 of the Code, amounts under Section 125 of the Code include any amounts not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he or she has other health coverage. An amount will be treated as an amount under Section 125 of the Code only if the Employer does not request or collect information regarding the Participant’s other health coverage as part of the enrollment process for the health plan.
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POST-EGTRRA- Employer
This amendment has been executed this                                          day of                                                              ,                     .
Name of Plan: Home Bancshares, Inc. 401(k) Plan
Name of Employer: Home BancShares, Inc.

By:
EMPLOYER
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Employer — lower cash-out threshold
MANDATORY DISTRIBUTION AMENDMENT
(Code Section 401(a)(31)(B))
ARTICLE I
APPLICATION OF AMENDMENT
1.1	Effective Date. Unless a later effective date is specified in Article III of this Amendment, the provisions of this Amendment will apply with respect to distributions made on or after March 28, 2005.
1.2	Precedence. This Amendment supersedes any inconsistent provision of the Plan.
ARTICLE II
DEFAULT PROVISION: LOWER MANDATORY CASH-OUT
THRESHOLD TO $1,000
Unless the Employer otherwise elects in Article III of this Amendment, the provisions of the Plan for the mandatory distribution of amounts not exceeding $5,000, are amended as follows:
The $5,000 threshold in such provisions is reduced to $1,000 and the value of the Participant’s interest in the Plan for such purpose shall include any rollover contributions (and earnings thereon) within the meaning of Code Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16).
ARTICLE III
EMPLOYER’S ALTERNATIVE ELECTIONS

3.1	( )	Effective Date of Plan Amendment

This Amendment applies with respect to distributions made on or after (may be a date later than March 28, 2005, only if the terms of the Plan already comply with Code Section 401(a)(31)(B)).

3.2	( )	Election to implement automatic IRA rollover rules

a.	( )	IRA rollover of amounts over $1,000. In lieu of the default provision in Article II of this Amendment, the provisions of the Plan concerning mandatory distributions of amounts not exceeding $5,000 are amended as follows:

In the event of a mandatory distribution greater than $1,000 that is made in accordance with the provisions of the Plan providing for an automatic distribution to a Participant without the Participant’s consent, if the Participant does not elect to have such distribution paid directly to an “eligible retirement plan” specified by the Participant in a direct rollover (in accordance with the direct rollover provisions of the Plan) or to receive the distribution directly, then the Administrator shall pay the distribution in a direct rollover to an individual retirement plan designated by the Administrator.

b.	( )	IRA rollover of amounts over and under $1,000. In lieu of the default provision in Article II of this Amendment, the provisions of the Plan concerning mandatory distributions of amounts not exceeding $5,000 are amended as follows:

In the event of a mandatory distribution that is made in accordance with the provisions of the Plan providing for an automatic distribution to a Participant without the Participant’s consent, if the Participant does not elect to have such distribution paid directly to an “eligible retirement plan” specified by the Participant in a direct rollover (in accordance with the direct rollover provisions of the Plan) or to receive the distribution directly, then the Administrator shall pay the distribution in a direct rollover to an individual retirement plan designated by the Administrator.

3.3	( )	Election to modify mandatory distribution threshold (may not be elected if 3.2 above is elected)

In lieu of the default provision in Article II of this Amendment, the provisions of the Plan that provide for the involuntary distribution of vested accrued benefits of $5,000 or less, are modified as follows:

a.	( )	No mandatory distributions. Participant consent to the distribution shall now be required before the distribution may be made.

b.	( )	Reduction of threshold to amount less than $1,000. The $5,000 dollar threshold in such provisions is reduced to $ (enter an amount less than $1,000) and the value of the Participant’s interest in the Plan for such
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Employer — lower cash-out threshold

purpose shall include any rollover contributions (and earnings thereon) within the meaning of Code Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16).
This amendment has been executed this                                           day of                                                            ,                     .
Name of Plan: Home Bancshares, Inc. 401(k) Plan
Name of Employer: Home BancShares, Inc.

By:
EMPLOYER
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SUNGARD VOLUME SUBMITTER MODIFICATIONS
HOME BANCSHARES, INC. 401(K) PLAN
The enclosed Plan is being submitted for expedited review as a Volume Submitter Plan.
No modifications from the approved specimen plan have been made to this Plan.

ROTH 401(k) AMENDMENT
ARTICLE I
PREAMBLE
1.1	Adoption and effective date of amendment. This amendment of the Plan is adopted to reflect Code Section 402A, as enacted by the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”). This amendment is intended as good faith compliance with the requirements of Code Section 402A and guidance issued thereunder, and this amendment shall be interpreted in a manner consistent with such guidance. This amendment shall be effective as of the date selected below.
1.2	Supersession of inconsistent provisions. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.
ARTICLE II
ADOPTION AGREEMENT ELECTIONS
2.1	Effective Date. Roth Elective Deferrals are permitted under the Plan as of October 1, 2006 (Enter a date no earlier than January 1, 2006).
2.2	Hardship Distributions. If the Plan permits hardship distributions of Elective Deferrals, may a Participant receive a hardship distribution of Roth Elective Deferrals?

a.	☐	N/A. The Plan does not permit hardship distributions of Elective Deferrals.
b.	☐	No, Roth Elective Deferrals may not be withdrawn for a hardship.
c.	☑	Yes, Roth Elective Deferrals may be withdrawn for a hardship subject to the same conditions that apply to Pre-tax Elective Deferrals.
2.3	In-Service Distributions. If the Plan permits in-service distributions, other than hardship distributions, may a Participant receive an in-service distribution of the Participant’s Roth Elective Deferral account?

a.	☐	N/A. The Plan does not permit in-service distributions (other than hardship distributions, if otherwise permitted).
b.	☐	No, the Roth Elective Deferral account may not be withdrawn as part of an in-service distribution.
c.	☑	Yes, a Participant may receive an in-service distribution from the Roth Elective Deferral account subject to the following conditions (select only one):

1.	☐	The distribution must satisfy the same conditions that apply to in-service distributions from the Pre-tax Elective Deferral account.
2.	☑	The distribution must satisfy the same conditions that apply to in-service distributions from the Pre-tax Elective Deferral account and the distribution must be a “qualified distribution” within the meaning of Code Section 402A(d)(2).
ARTICLE III
ROTH ELECTIVE DEFERRALS
3.1	Roth Elective Deferrals are permitted. The Plan’s definitions and terms shall be amended as follows to allow for Roth Elective Deferrals as of the effective date entered at 2.1. Roth Elective Deferrals shall be treated in the same manner as Elective Deferrals for all Plan purposes except as provided in Article II of this amendment. The Employer may, in operation, implement deferral election procedures provided such procedures are communicated to Participants and permit Participants to modify their elections at least once each Plan Year.
3.2	Elective Deferrals. For years beginning after 2005, the term “Elective Deferrals” includes Pre-tax Elective Deferrals and Roth Elective Deferrals.
3.3	Pre-Tax Elective Deferrals. “Pre-Tax Elective Deferrals” means a Participant’s Elective Deferrals which are not includible in the Participant’s gross income at the time deferred and have been irrevocably designated as Pre-Tax Elective Deferrals by the Participant in his or her deferral election. A Participant’s Pre-Tax Elective Deferrals will be separately accounted for, as will gains and losses attributable to those Pre-Tax Elective Deferrals.
3.4	Roth Elective Deferrals. “Roth Elective Deferrals” means a Participant’s Elective Deferrals that are includible in the Participant’s gross income at the time deferred and have been irrevocably designated as Roth Elective Deferrals by the Participant in his or her deferral election. A Participant’s Roth Elective Deferrals will be separately accounted for, as will gains and losses attributable to those Roth Elective Deferrals, in a Roth Elective Deferral account. However, forfeitures may not be allocated to such account. The Plan must also maintain a record of a Participant’s investment in

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the contract (i.e., designated Roth contributions that have not been distributed). Roth Elective Deferrals are not considered Employee Contributions for Plan purposes.
3.5	Ordering Rules for Distributions. The Administrator operationally may implement an ordering rule procedure for withdrawals (including, but not limited to, hardship or other in-service withdrawals) from a Participant’s accounts attributable to Pre-Tax Elective Deferrals or Roth Elective Deferrals. Such ordering rules may specify whether the Pre-Tax Elective Deferrals or Roth Elective Deferrals are distributed first. Furthermore, such procedure may permit the Participant to elect which type of Elective Deferrals shall be distributed first.
3.6	Corrective distributions attributable to Roth Elective Deferrals. For any Plan Year in which a Participant may make both Roth Elective Deferrals and Pre-Tax Elective Deferrals, the Administrator operationally may implement an ordering rule procedure for the distribution of Excess Deferrals (Code Section 402(g)), Excess Contributions (Code Section 401(k)), Excess Aggregate Contributions (Code Section 401(m)), and Excess Annual Additions (Code Section 415). Such ordering rules may specify whether the Pre-Tax Elective Deferrals or Roth Elective Deferrals are distributed first, to the extent such type of Elective Deferrals was made for the year. Furthermore, such procedure may permit the Participant to elect which type of Elective Deferrals shall be distributed first.
3.7	Loans. If Participant loans are permitted under the Plan, then the Administrator may modify the loan policy or program to provide limitations on the ability to borrow from, or use as security, a Participant’s Roth Elective Deferral account. Similarly, the loan policy or program may be modified to provide for an ordering rule with respect to the default of a loan that is made from the Participant’s Roth Elective Deferral account and other accounts under the Plan.
3.8	Rollovers. A direct rollover of a distribution from a Participant’s Roth Elective Deferral account shall only be made to another Roth Elective Deferral account of an applicable retirement plan as described in Code Section 402A(e)(1) or to a Roth IRA as described in Code Section 408A, and only to the extent the rollover is permitted under the rules of Code Section 402(c).
3.8.1 The Plan shall accept a rollover contribution to a Participant’s Roth Elective Deferral account only if it is a direct rollover from another Roth Elective Deferral account of an applicable retirement plan as described in Code Section 402A(e)(1) and only to the extent the rollover is permitted under the rules of Code Section 402(c). The Employer, operationally and on a uniform and nondiscriminatory basis, may decide whether to accept any such rollovers.
3.8.2 The Plan shall not provide for a direct rollover (including an automatic rollover) for distributions from a Participant’s Roth Elective Deferral account if the amount of the distributions that are eligible rollover distributions are reasonably expected to total less than $200 during a year. In addition, any distribution from a Participant’s Roth Elective Deferral account are not taken into account in determining whether distributions from a Participant’s other accounts are reasonably expected to total less than $200 during a year. However, eligible rollover distributions from a Participant’s Roth Elective Deferral account are taken into account in determining whether the total amount of the Participant’s account balances under the Plan exceed the Plan’s limits for purposes of mandatory distributions from the Plan.
3.8.3 The provisions of the Plan that allow a Participant to elect a direct rollover of only a portion of an eligible rollover distribution but only if the amount rolled over is at least $500 is applied by treating any amount distributed from a Participant’s Roth Elective Deferral account as a separate distribution from any amount distributed from the Participant’s other accounts in the plan, even if the amounts are distributed at the same time.
3.9	Automatic Enrollment. If the Plan utilizes an automatic enrollment feature (i.e., in the absence of an affirmative election by a Participant, a certain amount or percentage of Compensation will automatically be contributed to the Plan as an Elective Deferral), then such Elective Deferral shall be a Pre-Tax Elective Deferral.
3.10	Operational Compliance. The Plan Administrator will administer Roth Elective Deferrals in accordance with applicable regulations or other binding authority not reflected in this amendment. Any applicable regulations or other binding authority shall supersede any contrary provisions of this amendment.
This amendment has been executed this 29th day of December, 2006.
Name of Plan: Home Bancshares, Inc. 401(k) Plan
Name of Employer: Home BancShares, Inc.

By:
Randy Mayor, Authorized Officer

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FINAL 401(k)/401(m) REGULATIONS AMENDMENT
ARTICLE I
PREAMBLE
1.1	Adoption and effective date of amendment. This Amendment to the Plan is adopted to reflect certain provisions of the Final Regulations under Code Sections 401(k) and 401(m) that were published on December 29, 2004 (hereinafter referred to as the “Final 401(k) Regulations”). This Amendment is intended as good faith compliance with the requirements of these provisions. This Amendment shall be effective with respect to Plan Years beginning after December 31, 2005 unless the Employer otherwise elects in Section 2.1 below.
1.2	Supersession of inconsistent provisions. This Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Amendment.
1.3	Application of provisions. Certain provisions of this Amendment relate to elective deferrals of a 401(k) plan; if the Plan to which this Amendment relates is not a 401(k) plan, then those provisions of this Amendment do not apply. Certain provisions of this Amendment relate to matching contributions and/or after-tax employee contributions subject to Code Section 401(m); if the Plan to which this Amendment relates is not subject to Code Section 401(m), then those provisions of this Amendment do not apply.
ARTICLE II
EMPLOYER ELECTIONS
2.1	Effective Date. This Amendment is effective, and the Plan shall implement the provisions of the Final 401(k) Regulations, with respect to Plan Years beginning after December 31, 2005 unless the Employer elects an earlier effective date in either a or b:

a.	☐	The Amendment is effective and the Final 401(k) Regulations apply to Plan Years beginning after December 31, 2004 (2005 and subsequent Plan Years).
b.	☐	The Amendment is effective and the Final 401(k) Regulations apply to Plan Years ending after December 29, 2004 (2004 and subsequent Plan Years).
2.2	ACP Test Safe Harbor. Unless otherwise selected below, if this Plan uses the ADP Test Safe Harbor provisions, then the provisions of Amendment Section 9.2(a) apply and all matching contributions under the Plan will be applied without regard to any allocation conditions except as provided in that Section.

a.	☐	The provisions of Amendment Section 9.2 (b) apply. The allocation conditions applicable to matching contributions under the Plan continue to apply (if selected, the Plan is not an ACP Test Safe Harbor Plan).
b.	☐	The provisions of Amendment Section 9.2 (c) apply. All matching contributions under the Plan will be applied without regard to any allocation conditions as of the effective date of this Amendment.
ARTICLE III
GENERAL RULES
3.1	Deferral elections. A cash or deferred arrangement (“CODA”) is an arrangement under which eligible Employees may make elective deferral elections. Such elections cannot relate to compensation that is currently available prior to the adoption or effective date of the CODA. In addition, except for occasional, bona fide administrative considerations, contributions made pursuant to such an election cannot precede the earlier of (1) the performance of services relating to the contribution and (2) when the compensation that is subject to the election would be currently available to the Employee in the absence of an election to defer.
3.2	Vesting provisions. Elective Contributions are always fully vested and nonforfeitable. The Plan shall disregard Elective Contributions in applying the vesting provisions of the Plan to other contributions or benefits under Code Section 411(a)(2). However, the Plan shall otherwise take a Participant’s Elective Contributions into account in determining the Participant’s vested benefits under the Plan. Thus, for example, the Plan shall take Elective Contributions into account in determining whether a Participant has a nonforfeitable right to contributions under the Plan for purposes of forfeitures, and for applying provisions permitting the repayment of distributions to have forfeited amounts restored, and the provisions of Code Sections 410(a)(5)(D)(iii) and 411(a)(6)(D)(iii) permitting a plan to disregard certain service completed prior to breaks-in-service (sometimes referred to as “the rule of parity”).

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ARTICLE IV
HARDSHIP DISTRIBUTIONS
4.1	Applicability. The provisions of this Article IV apply if the Plan provides for hardship distributions upon satisfaction of the deemed immediate and heavy financial need standards set forth in Regulation Section 1.401(k)-1(d)(2)(iv)(A) as in effect prior to the issuance of the Final 401(k) Regulations.
4.2	Hardship events. A distribution under the Plan is hereby deemed to be on account of an immediate and heavy financial need of an Employee if the distribution is for one of the following or any other item permitted under Regulation Section 1.401(k)-1(d)(3)(iii)(B):
(a)	Expenses for (or necessary to obtain) medical care that would be deductible under Code Section 213(d) (determined without regard to whether the expenses exceed 7.5% of adjusted gross income);
(b)	Costs directly related to the purchase of a principal residence for the Employee (excluding mortgage payments);
(c)	Payment of tuition, related educational fees, and room and board expenses, for up to the next twelve (12) months of post-secondary education for the Employee, the Employee’s spouse, children, or dependents (as defined in Code Section 152, and, for taxable years beginning on or after January 1, 2005, without regard to Code Section 152(b)(1), (b)(2), and (d)(1)(B));
(d)	Payments necessary to prevent the eviction of the Employee from the Employee’s principal residence or foreclosure on the mortgage on that residence;
(e)	Payments for burial or funeral expenses for the Employee’s deceased parent, spouse, children or dependents (as defined in Code Section 152, and, for taxable years beginning on or after January 1, 2005, without regard to Code Section 152(d)(1)(B)); or
(f)	Expenses for the repair of damage to the Employee’s principal residence that would qualify for the casualty deduction under Code Section 165 (determined without regard to whether the loss exceeds 10% of adjusted gross income).
4.3	Reduction of Code Section 402(g) limit following hardship distribution. If the Plan provides for hardship distributions upon satisfaction of the safe harbor standards set forth in Regulation Sections 1.401(k)-1(d)(3)(iii)(B) (deemed immediate and heavy financial need) and 1.401(k)-1(d)(3)(iv)(E) (deemed necessary to satisfy immediate need), then there shall be no reduction in the maximum amount of elective deferrals that a Participant may make pursuant to Code Section 402(g) solely because of a hardship distribution made by this Plan or any other plan of the Employer.
ARTICLE V
ACTUAL DEFERRAL PERCENTAGE (ADP) TEST
5.1	Targeted contribution limit. Qualified Nonelective Contributions (as defined in Regulation Section 1.401(k)-6) cannot be taken into account in determining the Actual Deferral Ratio (ADR) for a Plan Year for a Non-Highly Compensated Employee (NHCE) to the extent such contributions exceed the product of that NHCE’s Code Section 414(s) compensation and the greater of five percent (5%) or two (2) times the Plan’s “representative contribution rate.” Any Qualified Nonelective Contribution taken into account under an Actual Contribution Percentage (ACP) test under Regulation Section 1.401(m)-2(a)(6) (including the determination of the representative contribution rate for purposes of Regulation Section 1.401(m)-2(a)(6)(v)(B)), is not permitted to be taken into account for purposes of this Section (including the determination of the “representative contribution rate” under this Section). For purposes of this Section:
(a)	The Plan’s “representative contribution rate” is the lowest “applicable contribution rate” of any eligible NHCE among a group of eligible NHCEs that consists of half of all eligible NHCEs for the Plan Year (or, if greater, the lowest “applicable contribution rate” of any eligible NHCE who is in the group of all eligible NHCEs for the Plan Year and who is employed by the Employer on the last day of the Plan Year), and
(b)	The “applicable contribution rate” for an eligible NHCE is the sum of the Qualified Matching Contributions (as defined in Regulation Section 1.401(k)-6) taken into account in determining the ADR for the eligible NHCE for the Plan Year and the Qualified Nonelective Contributions made for the eligible NHCE for the Plan Year, divided by the eligible NHCE’s Code Section 414(s) compensation for the same period.
Notwithstanding the above, Qualified Nonelective Contributions that are made in connection with an Employer’s obligation to pay prevailing wages under the Davis-Bacon Act (46 Stat. 1494), Public Law 71-798, Service Contract Act of 1965 (79 Stat. 1965), Public Law 89-286, or similar legislation can be taken into account for a Plan Year for an NHCE to the extent such contributions do not exceed 10 percent (10%) of that NHCE’s Code Section 414(s) compensation.

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Qualified Matching Contributions may only be used to calculate an ADR to the extent that such Qualified Matching Contributions are matching contributions that are not precluded from being taken into account under the ACP test for the Plan Year under the rules of Regulation Section 1.401(m)-2(a)(5)(ii) and as set forth in Section 7.1.
5.2	Limitation on QNECs and QMACs. Qualified Nonelective Contributions and Qualified Matching Contributions cannot be taken into account to determine an ADR to the extent such contributions are taken into account for purposes of satisfying any other ADP test, any ACP test, or the requirements of Regulation Section 1.401(k)-3, 1.401(m)-3, or 1.401(k)-4. Thus, for example, matching contributions that are made pursuant to Regulation Section 1.401(k)-3(c) cannot be taken into account under the ADP test. Similarly, if a plan switches from the current year testing method to the prior year testing method pursuant to Regulation Section 1.401(k)-2(c), Qualified Nonelective Contributions that are taken into account under the current year testing method for a year may not be taken into account under the prior year testing method for the next year.
5.3	ADR of HCE if multiple plans. The Actual Deferral Ratio (ADR) of any Participant who is a Highly Compensated Employee (HCE) for the Plan Year and who is eligible to have Elective Contributions (as defined in Regulation Section 1.401(k)-6) (and Qualified Nonelective Contributions and/or Qualified Matching Contributions, if treated as Elective Contributions for purposes of the ADP test) allocated to such Participant’s accounts under two (2) or more cash or deferred arrangements described in Code Section 401(k), that are maintained by the same Employer, shall be determined as if such Elective Contributions (and, if applicable, such Qualified Nonelective Contributions and/or Qualified Matching Contributions) were made under a single arrangement. If an HCE participates in two or more cash or deferred arrangements of the Employer that have different Plan Years, then all Elective Contributions made during the Plan Year being tested under all such cash or deferred arrangements shall be aggregated, without regard to the plan years of the other plans. However, for Plan Years beginning before the effective date of this Amendment, if the plans have different Plan Years, then all such cash or deferred arrangements ending with or within the same calendar year shall be treated as a single cash or deferred arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under the Regulations of Code Section 401(k).
5.4	Plans using different testing methods for the ADP and ACP test. Except as otherwise provided in this Section, the Plan may use the current year testing method or prior year testing method for the ADP test for a Plan Year without regard to whether the current year testing method or prior year testing method is used for the ACP test for that Plan Year. However, if different testing methods are used, then the Plan cannot use:
(a)	The recharacterization method of Regulation Section 1.401(k)-2(b)(3) to correct excess contributions for a Plan Year;
(b)	The rules of Regulation Section 1.401(m)-2(a)(6)(ii) to take Elective Contributions into account under the ACP test (rather than the ADP test); or
(c)	The rules of Regulation Section 1.401(k)-2(a)(6)(v) to take Qualified Matching Contributions into account under the ADP test (rather than the ACP test).
ARTICLE VI
ADJUSTMENT TO ADP TEST
6.1	Distribution of Income attributable to Excess Contributions. Distributions of Excess Contributions must be adjusted for income (gain or loss), including an adjustment for income for the period between the end of the Plan Year and the date of the distribution (the “gap period”). The Administrator has the discretion to determine and allocate income using any of the methods set forth below:
(a)	Reasonable method of allocating income. The Administrator may use any reasonable method for computing the income allocable to Excess Contributions, provided that the method does not violate Code Section 401(a)(4), is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participant’s accounts. A Plan will not fail to use a reasonable method for computing the income allocable to Excess Contributions merely because the income allocable to Excess Contributions is determined on a date that is no more than seven (7) days before the distribution.
(b)	Alternative method of allocating income. The Administrator may allocate income to Excess Contributions for the Plan Year by multiplying the income for the Plan Year allocable to the Elective Contributions and other amounts taken into account under the ADP test (including contributions made for the Plan Year), by a fraction, the numerator of which is the Excess Contributions for the Employee for the Plan Year, and the denominator of which is the sum of the:
(1)	Account balance attributable to Elective Contributions and other amounts taken into account under the ADP test as of the beginning of the Plan Year, and

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(2)	Any additional amount of such contributions made for the Plan Year.
(c)	Safe harbor method of allocating gap period income. The Administrator may use the safe harbor method in this paragraph to determine income on Excess Contributions for the gap period. Under this safe harbor method, income on Excess Contributions for the gap period is equal to ten percent (10%) of the income allocable to Excess Contributions for the Plan Year that would be determined under paragraph (b) above, multiplied by the number of calendar months that have elapsed since the end of the Plan Year. For purposes of calculating the number of calendar months that have elapsed under the safe harbor method, a corrective distribution that is made on or before the fifteenth (15th) day of a month is treated as made on the last day of the preceding month and a distribution made after the fifteenth day of a month is treated as made on the last day of the month.
(d)	Alternative method for allocating Plan Year and gap period income. The Administrator may determine the income for the aggregate of the Plan Year and the gap period, by applying the alternative method provided by paragraph (b) above to this aggregate period. This is accomplished by (1) substituting the income for the Plan Year and the gap period, for the income for the Plan Year, and (2) substituting the amounts taken into account under the ADP test for the Plan Year and the gap period, for the amounts taken into account under the ADP test for the Plan Year in determining the fraction that is multiplied by that income.
6.2	Corrective contributions. If a failed ADP test is to be corrected by making an Employer contribution, then the provisions of the Plan for the corrective contributions shall be applied by limiting the contribution made on behalf of any NHCE pursuant to such provisions to an amount that does not exceed the targeted contribution limits of Section 5.1 of this Amendment, or in the case of a corrective contribution that is a Qualified Matching Contribution, the targeted contribution limit of Section 7.1 of this Amendment.
ARTICLE VII
ACTUAL CONTRIBUTION PERCENTAGE (ACP) TEST
7.1	Targeted matching contribution limit. A matching contribution with respect to an Elective Contribution for a Plan Year is not taken into account under the Actual Contribution Percentage (ACP) test for an NHCE to the extent it exceeds the greatest of:
(a)	five percent (5%) of the NHCE’s Code Section 414(s) compensation for the Plan Year;
(b)	the NHCE’s Elective Contributions for the Plan Year; and
(c)	the product of two (2) times the Plan’s “representative matching rate” and the NHCE’s Elective Contributions for the Plan Year.
For purposes of this Section, the Plan’s “representative matching rate” is the lowest “matching rate” for any eligible NHCE among a group of NHCEs that consists of half of all eligible NHCEs in the Plan for the Plan Year who make Elective Contributions for the Plan Year (or, if greater, the lowest “matching rate” for all eligible NHCEs in the Plan who are employed by the Employer on the last day of the Plan Year and who make Elective Contributions for the Plan Year).
For purposes of this Section, the “matching rate” for an Employee generally is the matching contributions made for such Employee divided by the Employee’s Elective Contributions for the Plan Year. If the matching rate is not the same for all levels of Elective Contributions for an Employee, then the Employee’s “matching rate” is determined assuming that an Employee’s Elective Contributions are equal to six percent (6%) of Code Section 414(s) compensation.
If the Plan provides a match with respect to the sum of the Employee’s after-tax Employee contributions and Elective Contributions, then for purposes of this Section, that sum is substituted for the amount of the Employee’s Elective Contributions in subsections (b) & (c) above and in determining the “matching rate,” and Employees who make either after-tax Employee contributions or Elective Contributions are taken into account in determining the Plan’s “representative matching rate.” Similarly, if the Plan provides a match with respect to the Employee’s after-tax Employee contributions, but not Elective Contributions, then for purposes of this subsection, the Employee’s after-tax Employee contributions are substituted for the amount of the Employee’s Elective Contributions in subsections (b) & (c) above and in determining the “matching rate,” and Employees who make after-tax Employee contributions are taken into account in determining the Plan’s “representative matching rate.”
7.2	Targeted QNEC limit. Qualified Nonelective Contributions (as defined in Regulation Section 1.401(k)-6) cannot be taken into account under the Actual Contribution Percentage (ACP) test for a Plan Year for an NHCE to the extent such contributions exceed the product of that NHCE’s Code Section 414(s) compensation and the greater of five percent (5%) or two (2) times the Plan’s “representative contribution rate.” Any Qualified Nonelective Contribution taken into account under an Actual Deferral Percentage (ADP) test under Regulation Section 1.401(k)-2(a)(6) (including the

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determination of the “representative contribution rate” for purposes of Regulation Section 1.401(k)-2(a)(6)(iv)(B)) is not permitted to be taken into account for purposes of this Section (including the determination of the “representative contribution rate” for purposes of subsection (a) below). For purposes of this Section:
(a)	The Plan’s “representative contribution rate” is the lowest “applicable contribution rate” of any eligible NHCE among a group of eligible NHCEs that consists of half of all eligible NHCEs for the Plan Year (or, if greater, the lowest “applicable contribution rate” of any eligible NHCE who is in the group of all eligible NHCEs for the Plan Year and who is employed by the Employer on the last day of the Plan Year), and
(b)	The “applicable contribution rate” for an eligible NHCE is the sum of the matching contributions (as defined in Regulation Section 1.401(m)-1(a)(2)) taken into account in determining the ACR for the eligible NHCE for the Plan Year and the Qualified Nonelective Contributions made for that NHCE for the Plan Year, divided by that NHCE’s Code Section 414(s) compensation for the Plan Year.
Notwithstanding the above, Qualified Nonelective Contributions that are made in connection with an Employer’s obligation to pay prevailing wages under the Davis-Bacon Act (46 Stat. 1494), Public Law 71-798, Service Contract Act of 1965 (79 Stat. 1965), Public Law 89-286, or similar legislation can be taken into account for a Plan Year for an NHCE to the extent such contributions do not exceed 10 percent (10%) of that NHCE’s Code Section 414(s) compensation.
7.3	ACR of HCE if multiple plans. The Actual Contribution Ratio (ACR) for any Participant who is a Highly Compensated Employee (HCE) and who is eligible to have matching contributions or after-tax Employee contributions allocated to his or her account under two (2) or more plans described in Code Section 401(a), or arrangements described in Code Section 401(k) that are maintained by the same Employer, shall be determined as if the total of such contributions was made under each plan and arrangement. If an HCE participates in two (2) or more such plans or arrangements that have different plan years, then all matching contributions and after-tax Employee contributions made during the Plan Year being tested under all such plans and arrangements shall be aggregated, without regard to the plan years of the other plans. For plan years beginning before the effective date of this Amendment, all such plans and arrangements ending with or within the same calendar year shall be treated as a single plan or arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under the Regulations of Code Section 401(m).
7.4	Plans using different testing methods for the ACP and ADP test. Except as otherwise provided in this Section, the Plan may use the current year testing method or prior year testing method for the ACP test for a Plan Year without regard to whether the current year testing method or prior year testing method is used for the ADP test for that Plan Year. However, if different testing methods are used, then the Plan cannot use:
(a)	The recharacterization method of Regulation Section 1.401(k)-2(b)(3) to correct excess contributions for a Plan Year;
(b)	The rules of Regulation Section 1.401(m)-2(a)(6)(ii) to take Elective Contributions into account under the ACP test (rather than the ADP test); or
(c)	The rules of Regulation Section 1.401(k)-2(a)(6) to take Qualified Matching Contributions into account under the ADP test (rather than the ACP test).
ARTICLE VIII
ADJUSTMENT TO ACP TEST
8.1	Distribution of Income attributable to Excess Aggregate Contributions. Distributions of Excess Aggregate Contributions must be adjusted for income (gain or loss), including an adjustment for income for the period between the end of the Plan Year and the date of the distribution (the “gap period”). For the purpose of this Section, “income” shall be determined and allocated in accordance with the provisions of Section 6.1 of this Amendment, except that such Section shall be applied by substituting “Excess Contributions” with “Excess Aggregate Contributions” and by substituting amounts taken into account under the ACP test for amounts taken into account under the ADP test.
8.2	Corrective contributions. If a failed ACP test is to be corrected by making an Employer contribution, then the provisions of the Plan for the corrective contributions shall be applied by limiting the contribution made on behalf of any NHCE pursuant to such provisions to an amount that does not exceed the targeted contribution limits of Sections 7.1 and 7.2 of this Amendment.

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ARTICLE IX
SAFE HARBOR PLAN PROVISIONS
9.1	Applicability. The provisions of this Article IX apply if the Plan uses the alternative method of satisfying the Actual Deferral Percentage (ADP) test set forth in Code Section 401(k)(12) (ADP Test Safe Harbor) and/or the Actual Contribution Percentage (ACP) test set forth in Code Section 401(m)(11) (ACP Test Safe Harbor).
9.2	Elimination of conditions on matching contributions. Unless otherwise provided in Section 2.2 of this Amendment, the provisions of subsection (a) below shall apply. However, if the Employer so elects in Section 2.2 of this Amendment, then the provisions of subsection (b) or (c) below shall apply.
(a)	Default provision. If, prior to the date this Amendment has been executed, an ADP Test Safe Harbor notice has been given for a Plan Year for which this Amendment is effective (see Amendment Section 1.1) and such notice provides that there are no allocation conditions imposed on any matching contributions under the Plan, then (1) the Plan will be an ACP Test Safe Harbor plan, provided the ACP Test Safe Harbor requirements are met and (2) the Plan will not impose any allocation conditions on matching contributions. However, if, prior to the date this Amendment has been executed, an ADP Test Safe Harbor notice has been given for a Plan Year for which this Amendment is effective and such notice provides that there are allocation conditions imposed on any matching contributions under the Plan, then the provisions of this Amendment do not modify any such allocation conditions or provisions for that Plan Year and the Plan must satisfy the ACP Test for such Plan Year using the current year testing method. With respect to any Plan Year beginning after the date this Amendment has been executed, if the Plan uses the ADP Test Safe Harbor and provides for matching contributions, then (1) the Plan will be an ACP Test Safe Harbor plan, provided the ACP Test Safe Harbor requirements are met and (2) the Plan will not impose any allocation conditions on matching contributions.
(b)	Retention of allocation conditions. If the Employer so elects in Section 2.2 of this Amendment, then the Plan will retain any allocation conditions contained in the Plan with regard to matching contributions for any Plan Year for which this Amendment is effective. In that case, the Plan must satisfy the ACP Test for each such Plan Year.
(c)	Elimination of allocation conditions. If the Employer so elects in Section 2.2 of this Amendment, then (1) the Plan will be an ACP Test Safe Harbor plan, provided the ACP Test Safe Harbor requirements are met, and (2) the Plan will not impose any allocation conditions on matching contributions.
9.3	Matching Catch-up contributions. If the Plan provides for ADP Test Safe Harbor matching contributions or ACP Test Safe Harbor matching contributions, then catch-up contributions (as defined in Code Section 414(v)) will be taken into account in applying such matching contributions under the Plan.
9.4	Plan Year requirement. Except as provided in Regulation Sections 1.401(k)-3(e) and 1.401(k)-3(f), and below, the Plan will fail to satisfy the requirements of Code Section 401(k)(12) and this Section for a Plan Year unless such provisions remain in effect for an entire twelve (12) month Plan Year.
9.5	Change of Plan Year. If a Plan has a short Plan Year as a result of changing its Plan Year, then the Plan will not fail to satisfy the requirements of Section 9.4 of this Amendment merely because the Plan Year has less than twelve (12) months, provided that:
(a)	The Plan satisfied the ADP Test Safe Harbor and/or ACP Test Safe Harbor requirements for the immediately preceding Plan Year; and
(b)	The Plan satisfies the ADP Test Safe Harbor and/or ACP Test Safe Harbor requirements (determined without regard to Regulation Section 1.401(k)-3(g)) for the immediately following Plan Year (or for the immediately following twelve (12) months if the immediately following Plan Year is less than twelve (12) months).
9.6	Timing of matching contributions. If the ADP Test Safe Harbor contribution being made to the Plan is a matching contribution (or any ACP Test Safe Harbor matching contribution) that is made separately with respect to each payroll period (or with respect to all payroll periods ending with or within each month or quarter of a Plan Year) taken into account under the Plan for the Plan Year, then safe harbor matching contributions with respect to any elective deferrals and/or after-tax employee contributions made during a Plan Year quarter must be contributed to the Plan by the last day of the immediately following Plan Year quarter.
9.7	Exiting safe harbor matching. The Employer may amend the Plan during a Plan Year to reduce or eliminate prospectively any or all matching contributions under the Plan (including any ADP Test Safe Harbor matching contributions) provided: (a) the Plan Administrator provides a supplemental notice to the Participants which explains the consequences of the amendment, specifies the amendment’s effective date, and informs Participants that they will have a reasonable opportunity to modify their cash or deferred elections and, if applicable, after-tax Employee contribution elections; (b) Participants have a reasonable opportunity (including a reasonable period after receipt of the

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supplemental notice) prior to the effective date of the amendment to modify their cash or deferred elections and, if applicable, after-tax Employee contribution elections; and (c) the amendment is not effective earlier than the later of: (i) thirty (30) days after the Plan Administrator gives supplemental notice; or (ii) the date the Employer adopts the amendment. An Employer which amends its Plan to eliminate or reduce any matching contribution under this Section, effective during the Plan Year, must continue to apply all of the ADP Test Safe Harbor and/or ACP Test Safe Harbor requirements of the Plan until the amendment becomes effective and also must apply for the entire Plan Year, using current year testing, the ADP test and the ACP test.
9.8	Plan termination. An Employer may terminate the Plan during a Plan Year in accordance with Plan termination provisions of the Plan and this Section.
(a)	Acquisition/disposition or substantial business hardship. If the Employer terminates the Plan resulting in a short Plan Year, and the termination is on account of an acquisition or disposition transaction described in Code Section 410(b)(6)(C), or if the termination is on account of the Employer’s substantial business hardship within the meaning of Code Section 412(d), then the Plan remains an ADP Test Safe Harbor and/or ACP Test Safe Harbor Plan provided that the Employer satisfies the ADP Test Safe Harbor and/or ACP Test Safe Harbor provisions through the effective date of the Plan termination.
(b)	Other termination. If the Employer terminates the Plan for any reason other than as described in Section 9.7(a) above, and the termination results in a short Plan Year, the Employer must conduct the termination under the provisions of Section 9.7 above, except that the Employer need not provide Participants with the right to change their cash or deferred elections.
This amendment has been executed this 29th day of December, 2006.
Name of Plan: Home Bancshares, Inc. 401(k) Plan
Name of Employer: Home BancShares, Inc.

By:
Randy Mayor, Authorized Officer

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